SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant [x]

Filed by a party other than the Registrant [   ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive  Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                              XYBERNAUT CORPORATION
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

          1)   Title of each class of securities to which transaction applies:

          2)   Aggregate number of securities to which transaction applies:

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          4)   Proposed maximum aggregate value of transaction:

          5)   Total fee paid:

[  ] Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:

          2)   Form, Schedule or Registration Statement No.:

          3)   Filing Party:

          4)   Date Filed:

                              XYBERNAUT CORPORATION
                             12701 FAIR LAKES CIRCLE
                             FAIRFAX, VIRGINIA 22033

                                 ---------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD DECEMBER 21, 1999
                                 ---------------

         NOTICE IS HEREBY GIVEN that the 1999 Annual Meeting of Stockholders (the "Meeting") of XYBERNAUT CORPORATION, a Delaware corporation (the "Company"), will be held at the Holiday Inn Fair Oaks, 11787 Lee Jackson Memorial Highway, Fairfax, Virginia 22033, on December 21, 1999, at 10:00 a.m., to consider and act upon the following:

         1. The election of four (4) persons named in the accompanying Proxy Statement to serve as Class II directors of the Company for a term of three years and until their successors are duly elected and qualified;

         2. Approval of an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of common stock, par value $.01 per share (the "Common Stock"), from 40,000,000 to 80,000,000 shares;

         3. Approval of the issuance of all shares of Common Stock which the Company would be entitled to issue upon conversion of the Company's Series D Convertible Preferred Stock;

         4. Approval of the Company's 1999 Stock Incentive Plan, which provides for up to 3,000,000 shares of the Common Stock to be issued to key employees, consultants and directors of the Company, as more fully set forth in the accompanying Proxy Statement;

         5. Ratifying the appointment of Grant Thornton LLP as independent auditors for the 1999 fiscal year; and

         6. To consider and transact such other business as may properly come before the Meeting or any adjournment thereof.

         A Proxy Statement, form of proxy and the Annual Report to Stockholders of the Company for the fiscal year ended December 31, 1998 are enclosed herewith. Only holders of record of Common Stock, $.01 par value, of the Company at the close of business on November 15, 1999 are entitled to receive notice of and to attend the Meeting and any adjournments thereof. At least 10 days prior to the Meeting, a complete list of the stockholders entitled to vote will be available for inspection by any stockholder, for any purpose germane to the Meeting, during ordinary business hours, at the offices of the Company. If you do not expect to be present at the Meeting, you are requested to fill in, date and sign the enclosed Proxy, which is solicited by the Board of Directors of the Company, and to mail it promptly in the enclosed envelope. In the event you attend the Meeting in person, you may, if you desire, revoke your Proxy and vote your shares in person.

                              By Order of the Board of Directors

                              Martin Eric Weisberg
                              SECRETARY


Dated: _____________, 1999

--------------------------------------------------------------------------------

                                    IMPORTANT

THE RETURN OF YOUR SIGNED PROXY AS PROMPTLY AS POSSIBLE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING. NO POSTAGE IS REQUIRED IF THE PROXY IS RETURNED IN THE ENVELOPE ENCLOSED FOR YOUR CONVENIENCE AND MAILED IN THE UNITED STATES.

--------------------------------------------------------------------------------

                              XYBERNAUT CORPORATION
                             12701 FAIR LAKES CIRCLE
                             FAIRFAX, VIRGINIA 22033

                    ----------------------------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                DECEMBER 21, 1999

                    ----------------------------------------


         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Xybernaut Corporation, a Delaware corporation (the "Company"), to be voted at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the Holiday Inn Fair Oaks, 11787 Lee Jackson Memorial Highway, Fairfax, Virginia 22033 on December 21, 1999 at 10:00 a.m., local time, and any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders and in this Proxy Statement.

         The principal executive offices of the Company are located at 12701 Fair Lakes Circle, Fairfax, Virginia 22033. The approximate date on which this Proxy Statement and accompanying Proxy will first be sent or given to stockholders is November 23, 1999.

         A Proxy, in the enclosed form, which is properly executed, duly returned to the Company and not revoked will be voted in accordance with the instructions contained therein and, in the absence of specific instructions, will be voted in favor of the proposals and in accordance with the judgment of the person or persons voting the Proxy on any other matter that may be brought before the Meeting. Each such Proxy granted may be revoked at any time thereafter by writing to the Secretary of the Company prior to the Meeting, by execution and delivery of a subsequent proxy or by attendance and voting in person at the Meeting, except as to any matter or matters upon which, prior to such revocation, a vote shall have been cast pursuant to the authority conferred by such Proxy. The cost of soliciting proxies will be borne by the Company. Following the mailing of the proxy materials, solicitation of proxies may be made by officers and employees of the Company, or anyone acting on their behalf, by mail, telephone, telegram or personal interview.

                                VOTING SECURITIES

         Stockholders of record as of the close of business on November 15, 1999 (the "Record Date") will be entitled to notice of, and to vote at, the Meeting or any adjournments thereof. On the Record Date, there were ____________ outstanding shares of common stock, $.01 par value per share (the "Common Stock"). Each holder of Common Stock is entitled to one vote for each share held by such holder. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Meeting.

         Proxies submitted that are voted to abstain with respect to any matter will be considered cast with respect to that matter. Proxies subject to broker non-votes with respect to any matter will not be considered cast with respect to that matter.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets forth as of November 5, 1999, certain information regarding the ownership of voting securities of the Company by each stockholder known to the management of the Company to be (i) the beneficial owner of more than 5% of the Company's outstanding Common Stock, (ii) the directors during the last fiscal year and nominees for director of the Company,
(iii) the executive officers named in the Summary Compensation Table herein under "Executive Compensation" and (iv) all executive officers and directors as a group. The Company believes that the beneficial owners of the Common Stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares.

                                         AMOUNT OF SHARES
        NAME                             BENEFICIALLY OWNED     PERCENTAGE OWNED
        ----                             ------------------     ----------------

EDWARD G. NEWMAN
12701 Fair Lakes Circle, Suite 550
Fairfax, Virginia 22033                      3,176,972 (1)            14.30%

MAARTEN R. HEYBROEK
12701 Fair Lakes Circle, Suite 550
Fairfax, Virginia 22033                          6,500 (2)              *

KAZ TOYOSATO
Urban Square Yokohama Bldg. 10F
1-1 Sakae-cho Yokohoma-shi
Kanagawa 221-0052 Japan                         50,000 (3)              *

GEORGE ALLEN, ESQ.
901 East Cary Street
Richmond, Virginia 23219                           300                  *

EUGENE J. AMOBI
100 Jade Drive
Wilmington, Delaware 19810                     360,000 (4)             1.62%

KEITH P. HICKS, ESQ.
4121 Roberts Road
Fairfax, Virginia 22032                        379,597 (4)             1.70%

                                         AMOUNT OF SHARES
        NAME                             BENEFICIALLY OWNED     PERCENTAGE OWNED
        ----                             ------------------     ----------------

STEVEN A. NEWMAN, M.D.
303 Avenida Cerritos
Newport Beach, California 92660              1,704,790 (5)             8.13%

PHILLIP E. PEARCE
6624 Glenleaf Court
Charlotte, North Carolina 28270                 60,000 (4)              *

JAMES J. RALABATE, ESQ
5792 Main Street
Williamsville, New York 14221                  123,424 (6)              *

LT. GEN. HARRY E. SOYSTER (RET.)
1201 E. Abingdon Drive, Suite 425
Alexandria, Virginia 22314                      81,712 (7)              *

MARTIN ERIC WEISBERG, ESQ.
1211 Avenue of the Americas
New York, New York 10036                        60,000                  *

DR. EDWIN VOGT
12701 Fair Lakes Circle, Suite 550
Fairfax, Virginia 22033                          6,000 (6)              *

JOHN F. MOYNAHAN
12701 Fair Lakes Circle, Suite 550
Fairfax, Virginia 22033                          4,167                  *

Officers and directors as a group
 (13 persons)                                6,123,462 (8)            26.92%

_________________________

*    Less than 1%

(1) Includes 200,000 shares of Common Stock beneficially owned by an irrevocable trust established by Mr. Newman for the benefit of his children and 500,000 shares registered under the name of Bear Stearns pursuant to a pledge agreement between Mr. Newman and Bear Stearns. Does not include (a) 776,950 shares of Common Stock beneficially owned by Mr. Newman's wife, Francis C. Newman; (b) 28,900 shares of Common Stock beneficially owned by an irrevocable trust established by Mr. Newman for the benefit of his sister; and (c) 28,900 shares of Common Stock beneficially owned by an irrevocable trust established by Mr. Newman for the benefit of his mother. Mr. Newman disclaims beneficial ownership of all such shares.

(2) Includes 1,500 shares of Common Stock beneficially owned by Mr. Heybroek's children and 5,000 shares of Common Stock issuable upon exercise of currently exercisable options.

(3) Includes 50,000 shares of Common Stock issuable upon exercise of currently exercisable options.

(4) Includes 60,000 shares of Common Stock issuable upon exercise of currently exercisable options.

(5) Includes 100,000 shares of Common Stock beneficially owned by an irrevocable trust established by Mr. Newman for the benefit of his children, for which shares Mr. Newman disclaims beneficial ownership; and 500,000 shares registered under the name of Bear Stearns pursuant to a pledge agreement between Mr. Newman and Bear Stearns.

(6) Includes 70,000 shares of Common Stock issuable upon exercise of currently exercisable options.

(7)  Includes 6,000 shares of Common Stock  beneficially  owned by Mr. Soyster's
     wife.  Mr.  Soyster  disclaims   beneficial   ownership  for  all  of  such
     securities.

(8) Includes 531,500 shares of Common Stock issuable to the group upon exercise of currently exercisable options.

                       ACTIONS TO BE TAKEN AT THE MEETING

                     --------------------------------------
                                   PROPOSAL 1


                              ELECTION OF DIRECTORS
                     --------------------------------------


         Unless otherwise indicated, the shares represented by all proxies received by the Board of Directors will be voted at the Meeting in accordance with their terms and, in the absence of contrary instructions, for the election of Eugene J. Amobi, Phillip E. Pearce, Lt. Gen. Harry E. Soyster (Ret.) and Dr. Edwin Vogt as Class II directors to serve for a term of three years and until their successors are elected and qualified.

         Except for Dr. Vogt, who was appointed to the Board of Directors in September 1998, all of the nominees were elected directors at the 1997 Annual Meeting of Stockholders. The term of the current Class II directors expires at the Meeting.

         The Board of Directors has no reason to expect that any of the nominees will be unable to stand for election at the date of the Meeting. In the event that a vacancy among the original nominees occurs prior to the Meeting, the Proxies will be voted for a substitute nominee or nominees named by the Board of Directors and for the remaining nominees. Directors are elected by a plurality of the votes cast.

         The following table sets forth information about each executive officer, director and nominee for director of the Company.

                                                                  YEAR FIRST
                                                                  ELECTED OR
                   NAME                         AGE    CLASS      APPOINTED            POSITION
                   ----                         ---    -----      ----------           --------
Edward G. Newman                                55      III          1990       President, Chief Executive Officer
                                                                                and Chairman of the Board of
                                                                                Directors
John F. Moynahan                                42       --           --        Senior Vice President, Treasurer and
                                                                                Chief Financial Officer
Kaz Toyosato                                    54       I           1998       Executive Vice President and Director
George Allen, Esq.                              46      III          1998       Director
Eugene J. Amobi                                 53       II          1996       Director
Keith P. Hicks, Esq. (2)                        76       I           1994       Director
                                                                                Director and Vice Chairman of the
Steven A. Newman, M.D. (1)(2)(3)                53      III          1995       Board of the Board of  Directors
Phillip E. Pearce (2)(3)                        70       II          1995       Director
James J. Ralabate, Esq                          71      III          1995       Director
Lt. Gen. Harry E. Soyster (Ret.) (1)(3)         63       II          1995       Director
Martin Eric Weisberg, Esq. (1)(3)               48       I           1997       Secretary and Director
Dr. Edwin Vogt (4)                              65       II          1998       Director


_____________________

(1)   Member of the Compensation Committee.
(2)   Member of the Audit Committee.
(3)   Member of the Nominating Committee.
(4)   Appointed to the Board of Directors on September 28, 1998.

           Officers are appointed by and serve at the discretion of the Board of Directors. The four directors nominated for Class II will serve for a three-year term expiring in 2002, the three directors currently serving as Class I are serving a three year term expiring in 2001 and the three directors currently serving as Class III are serving for a three-year term expiring in 2000, and in each case until their successors shall be duly elected and qualified.

         At each Annual Meeting of Stockholders subsequent to the Meeting, one class of directors will be elected to succeed those directors in the class whose terms then expire, for terms expiring at the third succeeding Annual Meeting of Stockholders. All of the nominees are currently directors of the Company whose term as directors expires at the Meeting.

DIRECTOR NOMINEES

         EUGENE J. AMOBI has been a director of the Company since January 1996. Since 1983, Mr. Amobi has been President, a director and a principal stockholder of Tech International, Inc. ("Tech International"), which provides engineering, technical support and consulting services to government and domestic and international commercial clients. Mr. Amobi has been president and director of Tech International of Virginia Inc. ("Tech Virginia"), our wholly-owned subsidiary, since its spin-off from Tech International. Prior to 1983, Mr. Amobi was a Senior Engineer with E.I. DuPont de Nemours and a Managing Director of Stanley Consultants, an international engineering consulting firm. Mr. Amobi is a graduate of The Technion, Israel Institute of Technology (B.S. 1969), Princeton University (M.S. 1970) and Syracuse University (M.B.A. 1973).

           PHILLIP E. PEARCE has been a director of the Company since October 1995. Mr. Pearce has been an independent business consultant with Phil E. Pearce & Associates, Chairman and Director of Financial Express Corporation since 1990 and since 1988 has been a principal of Pearce-Henry Capital Corp. Prior to 1988 Mr. Pearce was Senior Vice President and a director of E.F. Hutton, Chairman of the Board of Governors of the National Association of Securities Dealers, a Governor of the New York Stock Exchange and a member of the Advisory Council to the United States Securities and Exchange Commission on the Institutional Study of the Stock Markets. Mr. Pearce also is a director of RX Medical Services, Inc., an operator of medical diagnostic facilities and clinical laboratories, InfoPower International, Inc., a software development company and StarBase Corporation, a software development company, and United Digital Networks, Inc., a provider of voice and data long distance services. Mr. Pearce is a graduate of the University of South Carolina (B.A. 1953) and attended the Wharton School of Investment Banking at the University of Pennsylvania.

         LT. GEN. HARRY E. SOYSTER (Ret.) has been a director of the Company since January 1995. He is currently Director of Washington Operations and Vice President of International Operations of Military Professional Resources, Incorporated. From 1988 until his retirement in 1991, Lieutenant General Soyster (Ret.) was the Director of the United States Defense Intelligence Agency. Prior to that time, he was Commander of the United States Army Intelligence and Security Command and a Deputy Assistant Chief of Staff for Intelligence, Department of the Army. Lieutenant General Soyster (Ret.) is a graduate of the United States Military Academy at West Point (B.S. 1957), Penn State University (M.S. 1963), the University of Southern California (M.S. 1973) and the National War College (1977).

         DR. EDWIN VOGT was appointed a director of the Company on September 28, 1998 and has been a consultant since 1996. Mr. Vogt joined IBM in 1961 as Development Programmer and worked in the fields of hardware development, holding 28 patents, as well as software development. As manager he was responsible for hardware projects (IBM /360, /370, 433x) as well as various software projects (a.o. voice recognition products) before being appointed Director as manager of several Hardware and Software Product Development Laboratories. As IBM Software Group Executive he held the worldwide responsibility for the development and marketing of IBM Workflow products and Reengineering tools until retiring from IBM end of 1995. In early 1996 he was appointed Director for the SBS association (Softwarezentrum Boeblingen / Sindelfingen e.V.) and, since then, has grown this center to 39 member companies with over 200 experts, predominantly working in high-growth areas such as Internet, Workflow, Process Automation, Multimedia. Dr. Vogt is a graduate of the University of Stuttgart with a M.S. in Electrical Engineering and Mathematics in Theoretical Electrical Engineering.

               THE BOARD  RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF EUGENE
               J. AMOBI, PHILLIP E. PEARCE, LT. GEN. HARRY E. SOYSTER (RET.), AND DR. EDWIN VOGT. CURRENT CLASS I DIRECTORS

         KEITH P. HICKS, ESQ. has been a director since July 1994 and is currently a principal in C&H Properties and the owner of Hicks Bonding Co., Hicks Auctioneering Co. and Hicks Cattle Company. Mr. Hicks is a graduate of the University of Denver (B.A. 1954) and LaSalle University School of Law (L.L.B.1969).

         KAZ TOYOSATO joined the Company in October 1997 as Executive Vice President of Asian Operations. Mr. Toyosato is responsible for overseeing the Company's operations in Asia, including Japan. Prior to joining the Company, Mr. Toyosato spent 27 years with Sony Corporation in Japan where his last position was the Vice President of Sony USA. He previously helped manage the Sony Walkman product line, and managed Sony's 8mm video camcorder and its battery line of products.

         MARTIN ERIC WEISBERG, ESQ. who currently serves as Secretary of the Company, is a partner of the law firm, Parker Chapin Flattau & Klimpl, LLP, which serves as general counsel to the Company. Mr. Weisberg specializes in the areas of securities, mergers and acquisitions, financing and international transactions and has been in the private practice of law for 23 years. Mr. Weisberg is a summa cum laude graduate of Union College (B.A. 1972) and received his law degree from The Northwestern University School of Law (1975), where he graduated summa cum laude, was Articles Editor of the Law Review and was elected to the Order of the Coif. Mr. Weisberg also attended The London School of Economics and Political Science.

CURRENT CLASS III DIRECTORS

         GEORGE ALLEN, ESQ. is a partner of the law firm of McGuire Woods Battle & Boothe, LLP. Mr. Allen was Virginia's 67th governor from 1994-1998, during which period state taxes were cut by $1 billion, $14 billion in new investments were made in the state resulting in 300,000 net new private sector jobs. Mr. Allen's term in office also was noted for comprehensive reforms in primary and secondary education, the abolition of parole, reform of the juvenile justice systems and the replacement of the welfare system with reforms which promote work ethic and personal responsibility. Prior to serving as Governor of Virginia, Mr. Allen was a member of the U.S. House of Representatives in 1991 and a member of the Virginia House of Delegates from 1983-1991. Mr. Allen is a member of the Board of Directors of Commonwealth Biotechnology, Inc. Mr. Allen is a graduate of the University of Virginia at Charlottesville (B.A. 1974), with distinction, and received his law degree from the University of Virginia at Charlottesville (J.D. 1977).

         EDWARD G. NEWMAN has been the Company's President since March 1993, Chief Executive Officer and Chairman of the Board of Directors since December 1994, and a director since 1990. Mr. Newman served as Treasurer of the Company from 1993 to 1994. From 1984 to 1992 Mr. Newman was President of ElectroTech International Corporation, a software consulting firm. From 1973 to 1981 Mr. Newman was employed by Xerox Corporation in several management positions in office systems strategy, legal systems and international financial systems. Mr. Newman served with the Central Intelligence Agency from 1966 to 1972. Mr. Newman also has been an Executive Vice President of Tech International since 1990, and a director and Chief Executive Officer of Tech Virginia since 1994. See "Certain Transactions." Mr. Newman is a graduate of the University of Maryland (B.A.
1971) and the University of New Haven (M.B.A. 1984). Mr. Newman is the brother of Steven A. Newman, M.D., a director of the Company.

         STEVEN A. NEWMAN, M.D. has been a director of the Company since January 1995, a consultant to the Company since January 1996 and Vice Chairman of the Board of Directors since August 1997. See "Business - Employees and Consultants." Dr. Newman was Executive Vice President and Secretary of the Company from December 1994 through October 1995. Dr. Newman also provides business, management and administrative consulting services to various medical and business groups. Dr. Newman was President and Chief Executive Officer of Fed American, Inc., a mortgage banking firm, from 1988 to 1991. Dr. Newman has been a director of Tech Virginia since 1994. See "Certain Transactions." Dr. Newman is a graduate of Brooklyn College (B.A. 1967) and the University of Rochester (M.D. 1972). Dr. Newman is the brother of Edward G. Newman, the Company's President, Chief Executive Officer and Chairman of the Board of Directors.

         JAMES J. RALABATE, ESQ. has been a director of the Company since January 1995 and served as the Company's Secretary until August 1997. Mr. Ralabate has been in the private practice of patent law since 1982. Prior to that time, Mr. Ralabate was General Patent Counsel for Xerox Corporation, responsible for worldwide patent licensing and litigation, and an examiner for the Patent Office. Mr. Ralabate is intellectual property counsel to the Company, and is a graduate of Canisius College (B.S. 1950) and The American University (J.D. 1959).

ADVISORY BOARD

           The Company also has an Advisory Board which was established to provide council and support to the Board of Directors. The members of the Advisory Board are appointed by the Board of Directors. Its members currently include:

         LAWRENCE BERK is currently Senior Managing Director of Brill Securities. He has been a money manager and has structured and advised companies on financing and strategic planning, having held executive positions with various investment banking firms, including Oppenheimer & Co. where he was a partner. Mr. Berk has also held many leadership roles in the entertainment business. He served as a member of the Board of the Actors Studio for 15 years where he produced plays; he was a founding Chairman of the Veterans Ensemble Theatre, a group of writers, actors and directors from the Vietnam war; he was on the Board of the Association of American Dance Companies; and he was a trustee of the Manhattan Theatre Club. Mr. Berk is a member of the Financial Investment Analyst Association and the Regional Investment Bankers Association.

         DR. ANDREW HELLER has been an advisor to the Board of Directors since 1995. Since 1989 Dr. Heller has been Chairman and Chief Executive Officer of Heller Associates, a consulting firm to high technology companies. From 1990 to 1993 Dr. Heller was Chairman and Chief Executive Officer of Hal Computer Systems, Inc., a software and hardware systems development company. From 1966 to 1989 Dr. Heller was employed by IBM (where he was the youngest person ever to be selected as an IBM Fellow) in a variety of positions including Corporate Director of Advanced Technology Systems, member of the Executive Committee on Technology, member of the Technical Review Board, and General Manager, Advanced Workstation Independent Business Unit. While at IBM, Dr. Heller created and ran the business unit that created the AIX (UNIX) operating system for IBM and the RISC RS/6000 family of workstations and servers, from which the current Power PC was developed. Dr. Heller is a director of Rambus, Inc., Cross/Z, Inc., Network Translation, Inc., EPR, Inc., Eco Instrumentation, Inc. and UDI Software, Inc. We have a three-year consulting agreement with Dr. Heller whereby he provides us with strategic planning, business management, strategic product development and market and financial introduction services.

         VICE ADMIRAL  STEPHAN F. LOFTUS  (ret.)  retired from the United States
Navy in May of 1994. Prior to that he served as the Deputy Chief of Naval Operations (Logistics). Vice Admiral Loftus held previous positions with the U.S. Navy as Commander, Fleet Air Mediterranean; Director, Office of Budget and Reports; and Director, Office of Program Appraisal. Vice Admiral Loftus presently serves as Executive Vice President of Quarterdeck Investment Partners, Inc. (specializing in merger/acquisitions) and The Spectrum Group (a strategic planning group). He consults for Lockheed Martin Corporation, SAIC, Johns Hopkins University - Applied Physics Lab, Systems Planning Corporation, and Global Planning Corporation. He is on the Board of Directors of AMSEC, Inc. and LLD, Inc., and serves as a member of the Logistics Panel for the Defense Science Board. Also, Admiral Loftus serves as the Chairman of the Board of Trustees at NMCCG Foundation.

         GENERAL RICHARD H. THOMPSON (ret.) retired from the U.S. Army in 1987 after 43 years of service. His last assignment was as the Commander of the U.S. Army Material Command, an organization of 132,000 personnel at 171 locations worldwide with an annual budget in excess of $35 billion. Since his retirement, General Thompson has served on the Board of Directors of several companies, has consulted with many others, and has participated as a member of several Study Groups for the National Academy of Sciences and the House of Representatives. He is currently the Chairman and Chief Executive Officer and actively engaged in the operations of three companies he has established: Thompson Delstar Inc., TMI Asia, and TDIS.

COMPENSATION OF DIRECTORS

           The Company currently does not pay or accrue salaries or consulting fees to outside directors for each board or committee meeting attended. While it is the Company's intention to establish such payments eventually, it does not currently anticipate doing so. Any payments when implemented will be comparable to those made by companies of similar size and stage. Directors receive a grant of options for 50,000 shares of Common Stock upon election to the Board of Directors and are entitled for each full year of service, commencing with those directors who were elected at the 1997 Annual Meeting, to receive a grant of options to purchase 10,000 shares of Common Stock which vests at the end of such year of service. The Company also has adopted an Omnibus Stock Incentive Plan and the 1997 Stock Incentive Plan in which directors are eligible to participate. See "Executive Compensation - Omnibus Stock Incentive Plan; -- 1997 Stock Incentive Plan." Steven A. Newman has entered into a consulting agreement with the Company. See "Executive Compensation --Consulting Agreements."

CERTAIN INFORMATION ABOUT THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

         The Board of Directors is responsible for the management of the Company. During the fiscal year ended December 31, 1998, the Board of Directors of the Company held five (5) meetings. All of the directors attended all meetings of the Board except that James Ralabate missed one (1) meeting. The Board has established Audit, Compensation and Nominating Committees.

         The functions of the Audit Committee include the nomination of independent auditors for appointment by the Board; meeting with the independent auditors to review and approve the scope of their audit engagement; meeting with the Company's financial management and the independent auditors to review matters relating to internal accounting controls, the Company's accounting practices and procedures and other matters relating to the financial condition of the Company; and to report to the Board periodically with respect to such matters. The Audit Committee currently consists of Keith P. Hicks, Dr. Steven A. Newman and Phillip E. Pearce. The Audit Committee met 3 times, and from time to time had informal discussions, during the fiscal year ended December 31, 1998.

         The function of the Compensation Committee is to review and recommend to the Board of Directors the appropriate compensation of executive officers of the Company and to administer the 1996 Omnibus Stock Incentive Plan and the 1997 Stock Incentive Plan. The Compensation Committee currently consists of Dr. Steven A. Newman, Lt. Gen. Harry E. Soyster (Ret.) and Martin Eric Weisberg, Esq. The Compensation Committee met 4 times during the fiscal year ended December 31, 1998.

         The function of the Nominating Committee is to select and recommend to the Board of Directors appropriate candidates for election to the Company's Board of Directors. The Nominating Committee currently consists of Dr. Steven A. Newman, Lt. Gen. Harry E. Soyster (Ret.) and Martin Eric Weisberg, Esq.

                             SECTION 16(A) REPORTING

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than 10% of the Company's Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and beneficial owners of more than 10% are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company during the one-year period ended December 31, 1998, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were complied with.

                             EXECUTIVE COMPENSATION

         SUMMARY COMPENSATION TABLE. The following sets forth the annual and long-term compensation for services in all capacities to the Company for the fiscal years ended December 31, 1998, 1997 and 1996 paid to (i) Edward G. Newman, the Company's President, Chief Executive Officer and Chairman of the Board of Directors, (ii) Kaz Toyosato, an Executive Vice President of the Company, and (iii) John F. Moynahan, the Company's Senior Vice President, Chief Financial Officer, and Treasurer. Mr. Moynahan resigned from his various positions with the Company effective June 3, 1998; he rejoined the Company on May 10, 1999. No other officer of the Company received annual salary and bonus exceeding $100,000 during the relevant periods.

                                            SUMMARY COMPENSATION TABLE

                                                                                          LONG TERM
                                                                                        COMPENSATION
                                                       ANNUAL COMPENSATION                 AWARDS
             NAME AND                       --------------------------------------         OPTIONS         ALL OTHER
        PRINCIPAL POSITION                  YEAR            SALARY           BONUS         (SHARES)       COMPENSATION
        ------------------                  ----            ------           -----       ------------     ------------
EDWARD G. NEWMAN                            1998           $237,447  (1)      $ 0             0             $39,600 (2)
   President and Chief Executive
Officer and Chairman of the Board of        1997           $211,211  (1)      $ 0                           $43,600 (2)
Directors                                   1996           $149,635  (1)      $ 0                           $ 7,034 (2)

KAZ TOYOSATO
   Executive Vice President                 1998           $172,086  (3)      $ 0             0                  $0
                                            1997
                                            1996

JOHN F. MOYNAHAN                            1998           $ 93,507  (4)      $ 0              0              $7,500 (2)
   Senior Vice President, Chief             1997           $142,083           $ 0              0             $15,465 (2)
Financial Officer and Treasurer             1996           $139,688           $ 0              0              $5,517 (2)

_________________________

(1) Compensation does not include (i) $50,000, $50,000 and $50,084 paid to Frances C. Newman, wife of Edward G. Newman in 1998, 1997 and 1996, respectively, and (ii) $21,276, $23,111 and $87,314 paid by Tech of Virginia in 1998, 1997 and 1996, as payment of accrued salaries and expenses.

(2) Includes payment of non-accountable expense allowances and car allowances, but not reimbursement of expenses.

(3) Represents compensation for an eight month period. Mr. Toyosato joined the Company in 1997.

(4) Mr. Moynahan resigned from his positions with the Company effective June 3, 1998 and resumed these positions effective May 10, 1999.

           OPTION GRANTS TABLE. The following table sets forth information on grants of stock options during fiscal 1998 to executive officers and directors of the Company. All such options are exercisable to purchase shares of Common Stock.


                                               PERCENT OF TOTAL
                                    OPTIONS    OPTIONS GRANTED TO     EXERCISE OR
                                    GRANTED    OFFICERS/DIRECTORS     BASE PRICE
NAME                                (SHARES)         IN YEAR           ($/SHARE)   EXPIRATION DATE
----                                --------   ------------------     -----------  ---------------
George Allen                        50,000             6.6%             $5.4688    September 24, 2008
Eugene J. Amobi                     10,000             1.3%             $4.3125    August 28, 2008
Maarten R. Heybroek (1)             200,000            26.6%            $4.8750    June 1, 2008
Keith Hicks, Esq.                   10,000             1.3%             $4.3125    August 28, 2008
Dr. Steven A. Newman                10,000             1.3%             $4.3125    August 28, 2008
Phillip E. Pearce                   10,000             1.3%             $4.3125    August 28, 2008
James J. Ralabate, Esq.             10,000             1.3%             $4.3125    August 28, 2008
Lt. Gen. Harry E. Soyster.          10,000             1.3%             $4.3125    August 28, 2008
Kaz Toyosato                        10,000             1.3%             $4.3125    August 28, 2008
Martin Eric Weisberg, Esq.          10,000             1.3%             $4.3125    August 28, 2008
Dr. Edwin Vogt                      50,000             6.6%             $5.4688    September 24, 2008

(1)  Mr. Heybroek  resigned from the Company on June 15, 1999. As of the date of
     his  resignation,   none  of  Mr.   Heybroek's   options  were  vested  and
     accordingly, all of his options were cancelled.

FISCAL YEAR-END OPTIONS/OPTION VALUES TABLE.


                                              NUMBER OF SECURITIES                 VALUE OF UNEXERCISED
                                             UNDERLYING UNEXERCISED                IN-THE-MONEY OPTIONS
                                           OPTIONS AT FISCAL YEAR-END              AT FISCAL YEAR-END ($)
                                         -------------------------------       -------------------------------
NAME                                     EXERCISABLE       UNEXERCISABLE       EXERCISABLE       UNEXERCISABLE
----                                     -----------       -------------       -----------       -------------
John F. Moynahan                               0              150,000               0                  0
Maarten R. Heybroek                            0              200,000               0                  0
George Allen                                   0              50,000                0                  0
Eugene J. Amobi                                0              10,000                0                  0
Keith Hicks, Esq.                              0              10,000                0                  0
Dr. Steven A. Newman                           0              10,000                0                  0
Phillip E. Pearce                              0              10,000                0                  0
James J. Ralabate, Esq.                        0              10,000                0                  0
Lt. Gen. Harry E. Soyster                      0              10,000                0                  0
Kaz Toyosato                                   0              10,000                0                  0
Martin Eric Weisberg, Esq.                     0              10,000                0                  0
Dr. Edwin Vogt                                 0              50,000                0                  0

           None of the foregoing options were exercisable within 60 days of December 31, 1998.

           The Company has no retirement, pension or profit sharing program for the benefit of its directors, officers or other employees, but the Board of Directors may recommend one or more such programs for adoption in the future.

PROFIT SHARING PROGRAM

           The Company may establish a profit sharing program to be administered by the Board of Directors. Under this program, which will remain in effect for five years unless extended by the Board of Directors, executives, key employees and consultants will be eligible to participate in a cash bonus pool. The amount of the cash bonus pool will be determined annually and will be up to 10% of the amount by which the Company's pretax income exceeds 10% of stockholders' equity.

EMPLOYMENT AGREEMENTS

           The Company has entered into an employment agreement with Edward G. Newman. Mr. Newman's employment agreement provides for a three-year term through December 31, 1998; initial annual base compensation of $150,000 subject to a minimum annual increase to $198,000 on January 1, 1997 and of at least the annual increase in the United States Consumer Price Index ("CPI") plus two percent annually thereafter, an annual cash bonus in an amount to be determined by the Board of Directors; and a $2,000,000 life insurance policy payable to his designated beneficiaries. Mr. Newman received payments in 1997 for accrued salaries and expenses related to his employment with Tech Virginia and continues to provide services to Tech

Virginia without contract at a fixed payment of $1,000 per month with a $650 automobile allowance per month. The employment agreement with Mr. Newman also entitles him to participate in all benefits which the Company may offer to its executive officers and employees, as a group. The Company anticipates that such benefits will include an automobile, health insurance and expense reimbursement. The employment agreement automatically renews for an additional three-year term unless terminated in writing by either party on or before October 31, 1998. The employment agreement also provides for termination at the option of Mr. Newman in the event of a change of control (which is defined as Mr. Edward Newman ceasing to serve as either the Chairman of the Company's Board of Directors or its President and Chief Executive Officer) and that upon any such termination Mr. Newman is entitled to at least two years of annual compensation under his employment agreement.

         Mr. Toyosato is employed pursuant to a three-year Employment Agreement with a term expiring on March 3, 2000. The Employment Agreement provides for an annual salary of $153,575.23.

CONSULTING AGREEMENTS

           The Company and Dr. Steven A. Newman entered into a Consulting Agreement dated as of January 1, 1996, as amended January 1, 1997. Pursuant to the Consulting Agreement, Dr. Newman will provide consulting services which includes, among other things, the review and assistance in the preparation of the Company's business strategies, assisting with the recruitment and hiring of key executives and providing advice regarding financing, contracting, management, overseas operations, strategic alliances and ventures. The annual consulting fee is $150,000 payable on a monthly basis. The Consulting Agreement also provides for additional compensation, as determined by the Company's Compensation Committee, for services by Dr. Newman in connection with the successful completion of financings, mergers, acquisitions, dispositions, joint ventures and other material transactions. The term of the Consulting Agreement is four years terminating on December 31, 2000 unless renewed by the parties.

           In 1996, the Company entered into a two-year consulting agreement with Victor J. Lombardi whereby Mr. Lombardi agreed to provide business development and marketing services to the Company in exchange for warrants which entitle Mr. Lombardi to purchase 100,000 shares of Common Stock at $6.00 per share through December 31, 1999.

           In May 1995, the Company entered into a three-year consulting agreement with Dr. Andrew Heller whereby Dr. Heller agreed to provide strategic planning, business management, strategic product development and market and financial introductions services to the Company. In consideration of services rendered by Dr. Heller to the Company prior to that time and as an inducement to enter into the consulting agreement, Dr. Heller was granted 100,000 shares of Common Stock which were valued at $5.00 per share for financial reporting purposes.

OMNIBUS STOCK INCENTIVE PLAN

           The 1996 Omnibus Stock Incentive Plan (the "1996 Incentive Plan") was adopted by the Company's Board of Directors effective January 1, 1996. The 1996 Incentive Plan provides for the granting of incentive stock options ("Incentive Stock Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), nonqualified stock options, stock appreciation rights ("SARs") and grants of shares of Common Stock subject to certain restrictions ("Restricted Stock") up to a maximum of 650,000 shares to officers, directors, employees and others. Incentive Stock Options can be awarded only to employees of the Company at the time of the grant. No options, SARs or restricted stock ("Restricted Stock") may be granted under the 1996 Incentive Plan subsequent to December 31, 2006. To date, options have been granted to purchase all of the 650,000 shares of Common Stock reserved for issuance under the 1996 Incentive Plan.

         The 1996 Incentive Plan is administered by the Compensation Committee of the Board of Directors (subject to the authority of the full Board of Directors), which determines the terms and conditions of the options, SARs and Restricted Stock granted under the 1996 Incentive Plan, including the exercise price, number of shares subject to the option and the exercisability thereof. Dr. Steven A. Newman, Lt. Gen. Harry E. Soyster (Ret.) and Martin Eric Weisberg, Esq. currently are the members of the Compensation Committee.

           The exercise price of all Incentive Stock Options granted under the 1996 Incentive Plan must equal at least the fair market value of the Common Stock on the date of grant. In the case of an optionee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company ("Substantial Stockholders"), the exercise price of Incentive Stock Options must be at least 110% of the fair market value of the Common Stock on the date of grant. The exercise price of all nonqualified stock options granted under the 1996 Incentive Plan shall be determined by the Compensation Committee. The term of any Incentive Stock Option granted under 1996 the Incentive Plan may not exceed ten years, or, for Incentive Stock Options granted to Substantial Stockholders, five years. The 1996 Incentive Plan may be amended or terminated by the Board of Directors, but no such action may impair the rights of a participant under a previously granted option.

           The 1996 Incentive Plan provides the Board of Directors or the Compensation Committee the discretion to determine when options granted thereunder shall become exercisable and the vesting period of such options. Upon termination of a participant's employment or relationship with the Company, all options terminate and no longer are exercisable unless termination is due to death or disability, in which case the options are exercisable within one year of termination. The Compensation Committee has granted extensions of the period before which options may be exercised for certain terminated employees.

           The 1996 Incentive Plan provides that upon a change in control of the Company, all previously granted options and SARs immediately shall become exercisable in full and all Restricted Stock immediately shall vest and any applicable restrictions shall lapse. The 1996 Incentive Plan defines a change of control as the consummation of a tender offer for 25% or more of the outstanding voting securities of the Company, a merger or consolidation of the Company into another corporation less than 75% of the outstanding voting securities of which are owned in aggregate by the stockholders of the Company immediately prior to the merger or consolidation, the sale of substantially all of the Company's assets other than to a wholly-owned subsidiary, or the acquisition by any person, business or entity other than by reason of inheritance of over 25% of the Company's outstanding voting securities. The change of control provisions of the 1996 Incentive Plan may operate as a material disincentive or impediment to the consummation of any transaction which could result in a change of control.

           The 1996 Incentive Plan provides the Board of Directors or the Compensation Committee discretion to grant SARs in connection with any grant of options. Upon the exercise of a SAR, the holder shall be entitled to receive a cash payment in an amount equal to the difference between the exercise price per share of options then exercised by him and the fair market value of the Common Stock as of the exercise date. The holder is required to exercise options covering the number of shares, which are subject to the SAR so exercised. SARs are not exercisable during the first six months after the date of grant, and may be transferred only by will or the laws of descent and distribution.

           The 1996 Incentive Plan also provides the Board of Directors or the Compensation Committee discretion to grant to key persons shares of Restricted Stock subject to certain limitations on transfer and substantial risks of forfeiture.

1997 STOCK INCENTIVE PLAN

           The 1997 Stock Incentive Plan (the "1997 Incentive Plan") was adopted by the Company's Board of Directors on April 10, 1997. The 1997 Incentive Plan provides for the granting of Incentive Stock Options within the meaning of
Section 422 of the Code, nonqualified stock options, SARs and grants of shares of Common Stock subject to certain restrictions (collectively, "Awards") up to a maximum of 1,650,000 shares to officers, directors, key employees and others. Incentive Stock Options can be awarded only to employees of the Company at the time of the grant. No ISO may be granted under the 1997 Incentive Plan after April 9, 2007.

         The 1997 Incentive Plan is administered by the Board of Directors or a Committee of the Board of Directors, which determines the terms and conditions of the Awards granted under the 1997 Incentive Plan, including the exercise price, number of shares subject to the option and the exercisability thereof. Dr. Steven A. Newman, Lt. Gen. Harry E. Soyster (Ret.) and Martin Eric Weisberg, Esq. currently are the members of the Committee.

           The exercise price of all Incentive Stock Options granted under the 1997 Incentive Plan must equal at least the fair market value of the Common Stock on the date of grant. In the case of Substantial Stockholders, the exercise price of Incentive Stock Options must be at least 110% of the fair market value of the Common Stock on the date of grant. The exercise price of all nonqualified stock options granted under the 1997 Incentive Plan shall be determined by the Compensation Committee. The term of any Incentive Stock Option granted under the 1997

Incentive Plan may not exceed ten years, or, for Incentive Stock Options granted to Substantial Stockholders, five years. The 1997 Incentive Plan may be amended or terminated by the Board of Directors, but no such action may impair the rights of a participant under a previously granted option.

           The 1997 Incentive Plan provides the Committee the discretion to determine when options granted thereunder shall become exercisable and the vesting period of such options. Upon termination of a participant's employment or relationship with the Company, options may be exercised only to the extent exercisable on the date of such termination (within three months), but not thereafter, unless termination is due to death or disability, in which case the options are exercisable within one year of termination.

           The 1997 Incentive Plan provides the Committee discretion to grant SARs to key employees, consultants and directors. Promptly after exercise of a SAR the holder shall be entitled to receive in chase, by check or in shares of Common Stock, an amount equal to the excess of the fair market value on the exercise date of the shares of Common Stock as to which the SAR is exercised over the base price of such shares, which shall be determined by the Committee

           The 1997 Incentive Plan also provides the Committee discretion to grant to key persons shares of restricted stock subject to certain contingencies and restrictions as the Committee may determine.

           As of December 31, 1998 a total of 1,795,000 options were outstanding. Each of the outstanding options has an exercise price at least equal to the fair market value of the Common Stock on the date of grant. As of December 31, 1998, there were no SARs outstanding and there has been one grant of Restricted Stock of 10,000 shares of Common Stock to a former officer of the Company.

ESCROWED SHARES

           As a condition to the Company's initial public offering, certain of the Company's stockholders, primarily officers and directors, deposited an aggregate of 1,800,000 shares of Common Stock into an escrow account (the "Escrowed Shares"). The Escrowed Shares are subject to the following terms and conditions:

           o The Escrowed Shares will be released incrementally over a three-year period only in the event the Company's gross revenues and earnings (loss) per share for the 12-month periods ending September 30, 1997, 1998 and 1999 equal or exceed certain gross revenue and earnings (loss) per share targets.

           o If such per share targets are not met in any of the relevant 12-month periods and the price of the Common Stock does not meet or exceed agreed upon price levels, certain amounts of the Escrowed Shares will be returned to the stockholders for each period and canceled.

           o All the Escrowed Shares will be released to the stockholders if the closing price of the Common Stock as reported on The Nasdaq SmallCap Market following this offering equals or exceeds $11.00 for 25 consecutive trading days or 30 out of 35 consecutive trading days during the period ending September 30, 1999.

           The difference between the initial offering price and the market value (at the time of release) of any Escrowed Shares released will be deemed to be an additional compensation expense. Such expense, depending on the price per share, may have the effect of reducing or eliminating any earnings per share and could have a negative effect on the market price of the Common Stock.

           The Company did not meet the targets for escrow release for September 30, 1997, September 30, 1998 and September 30, 1999. As a result, 300,000,
750,000 and 750,000 shares, respectively, were canceled from the escrow pool resulting in a reduction of 2.1%, 3.6% and 3.1% of our outstanding shares of Common Stock at the time of cancellation.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The members of the Compensation Committee participate in all deliberations concerning executive compensation. The Compensation Committee consists of Lt. Gen. Harry E. Soyster (Ret.), Dr. Steven A. Newman and Martin Eric Weisberg, Esq. No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity which has one or more executive officers serving as a member of the Company's Board of Directors.

                     REPORT OF THE COMPENSATION COMMITTEE ON
                             EXECUTIVE COMPENSATION
                             OVERVIEW AND PHILOSOPHY

         The Compensation Committee of the Board of Directors is composed entirely of non-employee directors and is responsible for developing and making recommendations to the Board of Directors with respect to the Company's executive compensation policies. In addition, the Compensation Committee, pursuant to authority delegated by the Board of Directors, determines the compensation to be paid to the Chief Executive Officer and each of the other executive officers of the Company.

         The objectives of the Company's executive compensation program are to:

          o    Support the achievement of desired Company performance

          o Provide compensation that will attract and retain superior talent and reward performance

         The executive compensation program provides an overall level of compensation opportunity that is competitive within the technology and software industries, as well as with a broader group of companies of comparable size and complexity.

         EXECUTIVE OFFICER COMPENSATION PROGRAM

         The Company's executive officer compensation program is comprised of base salary, long-term incentive compensation in the form of stock options, specific performance-based bonuses and various benefits, including medical and pension plans generally available to employees of the Company.

         BASE SALARY

         Base salary levels for the Company's executive officers are competitively set relative to companies in the technology industry. In determining salaries, the Committee also takes into account individual experience and performance and specific issues particular to the Company.

         STOCK OPTION PROGRAM

         The stock option program is the Company's long-term incentive plan for providing an incentive to officers, directors, employees and others.

         Both the 1996 Incentive Plan and the 1997 Incentive Plan authorize the Compensation Committee to award officers, directors, employees and others stock options. Options granted under such Plans may be granted containing terms determined by the Committee, including exercise period and price; provided, however, that each Plan requires that exercise price may not be less than the fair market value of the Common Stock on the date of the grant and the exercise period may not exceed ten years, subject to further limitations.

         BENEFITS

         The Company provides to executive officers, medical and pension benefits that generally are available to Company employees.

         BONUS

         The Company provides to certain executive officers bonuses based on performance and/or a change of control of the Company.

         CHIEF EXECUTIVE OFFICER COMPENSATION

         Mr. Edward G. Newman was appointed to the position of Chief Executive Officer in March 1993. The Company has entered into an employment agreement with Edward G. Newman which provides for a three-year term through December 31, 1998; initial annual base compensation of $150,000 subject to a minimum annual increase to $198,000 on January 1, 1997 and of at least the annual increase in the CPI plus two percent annually thereafter, an annual cash bonus in an amount to be determined by the Board of Directors; and a $2,000,000 life insurance policy payable to his designated beneficiaries. The employment agreement with Mr. Newman also entitles him to participate in all benefits which the Company may offer to its executive officers and employees, as a group.

                                     Dr. Steven A. Newman
                                     Lt. Gen. Harry E. Soyster (Ret.)
                                     Martin Eric Weisberg, Esq.
                                     Members of the Compensation Committee

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         In connection with transactions described below, the Company did not secure an independent determination of the fairness and reasonableness of such transactions and arrangements with affiliates of the Company. In each instance described below, the disinterested directors (either at or following the time of the transaction) reviewed and approved the fairness and reasonableness of the terms of the transaction. The Company believes that each transaction was fair and reasonable to the Company and on terms at least as favorable as could have been obtained from non-affiliates. Transactions between any corporation and its officers and directors are subject to inherent conflicts of interest.

TECH INTERNATIONAL AND TECH VIRGINIA

         Since December 1992, the Company has maintained various business relationships with Tech International and since 1994, with Tech Virginia. Tech International operates a computer software and consulting business. Until December 30, 1994, Tech International's Virginia operations were conducted through its Virginia business unit. In December 30, 1994, Tech International spun-off the Virginia business unit (the "Spin-Off") as Tech Virginia. Edward G. Newman, a principal stockholder, director and the Chairman, President and Chief Executive Officer of the Company and Steven A. Newman and Eugene J. Amobi, directors of the Company, were the stockholders, and continue as officers and directors of Tech Virginia. Eugene J. Amobi is the sole director and stockholder of Tech International.

MANAGEMENT PERSONNEL AGREEMENTS WITH TECH VIRGINIA

         Messrs. Edward G. Newman, Steven A. Newman and Eugene Amobi each had employment agreements with Tech Virginia under which each of them was entitled to a salary and each was eligible to receive certain bonuses. The agreements with Messrs. Edward G. Newman and Steven A. Newman required each of them to devote only reasonable time and attention to Tech Virginia, provided their activities for Tech Virginia did not interfere with their obligations to the Company. Upon the acquisition of Tech Virginia by the Company, such employment agreements were terminated by agreement with Messrs. Newman, Newman, and Amobi. Messrs. Newman, Newman and Amobi have continued to provide services to Tech Virginia since the acquisition without contract but under similar terms and conditions as their terminated agreements.

CONSULTING AGREEMENT

         Steven A. Newman has entered into a consulting agreement with the Company. See "Executive Compensation - Consulting Agreements."

LEGAL SERVICES

         James J. Ralabate, Esq. was paid $_________ in fees and disbursements for legal services rendered to the Company for the year ended December 31, 1998. His services included the processing of payments of $__________ to law firms outside the United States during the year ended December 31, 1998 for fees and expenses related to the filing and maintenance of patents and trademarks.

         Parker Chapin Flattau & Klimpl, LLP, the law firm where Martin Eric Weisberg, Esq. is a partner, was paid $189,647 in fees and disbursements for legal services rendered to the Company for the year ended December 31, 1998.

                          ---------------------------
                                   PROPOSAL 2

            APPROVAL OF AN AMENDMENT OF THE COMPANY'S CERTIFICATE OF
              INCORPORATION TO INCREASE THE AUTHORIZED COMMON STOCK

                          ---------------------------

         On ________________, 1999, the Board of Directors unanimously adopted a resolution approving a proposal to amend the Company's Certificate of Incorporation to increase the number of shares of Common Stock which the Company is authorized to issue from 40,000,000 to 80,000,000 shares. The Board of Directors determined that such amendment is advisable and directed that the proposed amendment be considered at the Meeting. The additional 40,000,000 shares of Common Stock, if and when issued, will have the same rights and privileges as the shares of Common Stock presently issued and outstanding. Each holder of Common Stock is entitled to one vote per share on all matters submitted to a vote of stockholders. The Common Stock does not have cumulative voting rights. The holders of Common Stock share ratably on a per share basis in any dividends when, as and if declared by the Board of Directors out of funds legally available therefor and in all assets remaining after the payment of liabilities in the event of the liquidation, dissolution or winding up of the Company. There are no preemptive or other subscription rights, conversion rights or redemption or sinking fund provisions with respect to the Common Stock.

PURPOSES AND CERTAIN POSSIBLE EFFECTS OF INCREASING THE
NUMBER OF AUTHORIZED SHARES OF CLASS A COMMON STOCK.

         The Company's Certificate of Incorporation, as amended to date, authorizes the Company to issue 40,000,000 shares of Common Stock, $.01 par value per share, of which _______________ shares were issued and outstanding as of November 15, 1999, and 6,000,000 shares of Preferred Stock, $.01 par value per share, of which 4,000 shares of Series D Convertible Preferred Stock were outstanding on that date. In addition to the _______________ shares of Common Stock outstanding as of November 15, 1999, 7,907,450 shares of Common Stock are reserved for possible future issuances as follows:

          o options to purchase 2,204,700 shares at an exercise price between $1.37 and $7.31 per share;

          o warrants to purchase 1,177,750 shares at an price between $1.76 and $18.00 per share;

          o 525,000 shares issuable upon conversion of 210,000 units. Each unit consists of one share of Common Stock and one redeemable warrant to purchase one share of Common Stock, at a price of $9.075 per unit. The unit is exercisable during a period of four years commencing July 18, 1996. The redeemable warrants included in the units are exercisable at $12.60 per share;

          o 4,000,000 shares issuable upon conversion of 4,000 shares of Series D Convertible Preferred Stock. The Preferred Stock is convertible into Common Stock over time at the discretion of the holders. While the conversion timing, terms, conditions and formulas vary for each issue, if the holders of these preferred stock securities were able to fully convert their shares into Common Stock on the Record Date and elected to do so, approximately _____________ additional shares of Common Stock would be issued; and

         In addition, 3,000,000 shares of Common Stock will be reserved for issuance under the Company's 1999 Stock Option Plan, subject to approval of that plan by stockholders at the Meeting (see Proposal 4, below). Accordingly, assuming approval of the proposed 1999 Stock Option Plan, only ______________ shares of the Company's Common Stock are unrestricted for future issuance.

         Reference is made to the proposed amendment to Article Fourth of the Company's Certificate of Incorporation which is set forth under the heading "Proposed New Article Fourth to the Company's Certificate of Incorporation" in Exhibit A to this Proxy Statement

         The Company has historically either publicly offered or privately placed its capital stock to raise funds to finance its operations, including research and development and product development activities, and has issued shares to consultants. The Company expects to continue to make substantial expenditures for research and product development and in the development and marketing of products. Except for the potential issuance of reserved shares, there are no present understandings or arrangements as to the issuance or sale of any shares of Common Stock. However, the Company continues to periodically explore and negotiate the additional financing that it will require. The Company may also seek acquisitions of other companies, products and assets. These activities are likely to require the Company to sell shares of Common Stock or securities convertible into or exchangeable for Common Stock. The Company has, at times in the past, sold shares at below the market price of its Common Stock at the date of issuance and may be required to do so in the future in order to raise financing.

         The Board of Directors believes that the increase in the number of authorized shares of Common Stock at this time will provide the Company with the flexibility of having an adequate number of authorized but unissued shares of Common Stock available for future financing requirements, including for funding research and product development, acquisitions and other corporate purposes, without the expense or delay attendant in seeking stockholder approval at any special or annual meeting. The proposed amendment would provide additional authorized shares of Common Stock that could be used from time to time, without further action or authorization by the stockholders (except as may be required by law or by any stock exchange or over-the-counter market on which the Company's securities may then be listed).

         Although it is not the purpose of the proposed amendment and the Board of Directors is not aware of any pending or proposed effort to acquire control of the Company, the authorized but unissued shares of Common Stock also could be used by the Board of Directors to discourage, delay or make more difficult a change in control of the Company.

         The proposed amendment will not affect the rights of existing holders of Common Stock except to the extent that further issuances of Common Stock will reduce each existing stockholder's proportionate ownership.

REQUIRED VOTE

         Approval of the proposed amendment to the Certificate of Incorporation requires the affirmative vote of a majority of the outstanding shares of Common Stock on the Record Date.

                        THE BOARD OF DIRECTORS RECOMMENDS
                               THAT YOU VOTE "FOR"
                           THE APPROVAL OF PROPOSAL 2.

                              -------------------

                                   PROPOSAL 3

                  APPROVAL OF THE ISSUANCE OF ADDITIONAL SHARES
                       OF COMMON STOCK UPON CONVERSION OF
                      SERIES D CONVERTIBLE PREFERRED STOCK

                               -------------------

GENERAL

         On March 8, 1999, the Company entered into a Securities Purchase Agreement (the "Series D Agreement") with certain investors for an aggregate purchase price of $10 million for the private placement by the Company of 10,000 shares of Series D Convertible Preferred Stock and warrants to purchase in the aggregate 200,000 shares of Common Stock (the "Series D Warrants") .

         The Series D Convertible Preferred Stock is convertible into shares of Common Stock as more fully described below.

         The Company will not be able, pursuant to the Certificate of Designation of the Series D Convertible Preferred Stock, to issue at a price below the market price an aggregate amount of shares of Common Stock equal to 19.99% or more of the outstanding Common Stock of the Company outstanding on the date of issuance of the Series D Convertible Preferred Stock unless this proposal is approved by the Company's stockholders. The Company has received conversion requests which would result in issuances of Common Stock in excess of the 19.99% limitation, and if approval is not obtained from stockholders, the Company will be in default under the Series D Agreement.

         The Company has used the proceeds from the sale of the securities for working capital and general corporate purposes.

FUNDING PURSUANT TO THE SERIES D AGREEMENT

         Pursuant to the Series D Agreement, the Company agreed to issue and sell to the Series D Convertible Preferred Stock investors $10 million of Series D Convertible Preferred Stock and Series D Warrants, of which, $5 million were issued upon closing and $5 million were issued after the effective date of the Company's Registration Statement on Form S-3 covering the registration for resale of the Common Stock issuable upon conversion of the Series D Convertible Preferred Stock and the Series D Warrants.

DESCRIPTION OF SERIES D STOCK

         Currently, all of the outstanding shares of Series D Convertible Preferred Stock are convertible into shares of the Company's Common Stock.

         The Series D Convertible Preferred Stock is convertible into shares of Common Stock at a floating conversion rate that is significantly below market price as of March 8, 1999, which is the lesser of (a) $4.875 and (b) the average of the three (3) lowest closing bid prices, not necessarily consecutive, of the Common Stock during the twenty day trading period immediately preceding the conversion date. As a result of this floating conversion rate, the lower the market price for a share of Common Stock, the more shares of Common Stock will be issued upon conversion of the Series D Convertible Preferred Stock. Accordingly, there is theoretically no limit on the number of shares of Common Stock which may be issued upon conversion of the Series D Convertible Preferred Stock. To the extent the holders of Series D Convertible Preferred Stock convert their Series D Convertible Preferred Stock, the market price of the Common Stock may decrease due to the additional shares of Common Stock coming into the market. A decrease in the market price of the Common Stock could allow the Series D stockholders to convert their Series D Stock into even more shares of Common Stock, perhaps further decreasing the market price of the Common Stock. This downward pressure on the market price caused by the conversion of Series D Convertible Preferred Stock could encourage short sales by the Series D stockholders or those traders following the Series D stockholders, which could result in the further downward pressure on the market price of the Common Stock.

         Except as  otherwise  required  by law,  the  holders  of the  Series D
Convertible Preferred Stock shall not be entitled to vote upon any matter relating to the business or affairs of the Company or for any other purpose. The holders of Series D Convertible Preferred Stock have no rights to receive dividends.

         The following table describes the amount of shares of Common Stock into which the Series D Convertible Preferred Stock is convertible at various percentages of the market price as of November 15, 1999 and the percentages of the total outstanding Common Stock represented by such conversion of Series D Convertible Preferred Stock following such conversion and exercise of the Series D Warrants:

                                                                              Percentage of the Outstanding
                                                                              Common Stock represented by the
                                                              Number of       Shares of Common Stock issuable
                                                              Shares of       upon conversion of the Series D
                                                            Common Stock      Convertible Preferred Stock following
                                                            issuable upon     conversion of the Series D
                                                            conversion of     Convertible Preferred Stock and
                                                            the Series D      exercise of the Series D Warrants
       Market Price per share of          Conversion         Convertible      (assuming the Series D Warrants are
           Common Stock                   Price            Preferred Stock    exercised at $______ per share)
      --------------------------          ----------       ---------------   -------------------------------------
At $_____ per share, market price at
November 15, 1999                                                                              %

At $______  per share (the average of
the three lowest closing bid prices of
the Common Stock for the 20 day
trading period ended November 15, 1999.                                                          %


DESCRIPTION OF SERIES D WARRANTS

         Upon the completion of the issuance of all of the Series D Convertible Preferred Stock and Series D Warrants, each of the investors will have received the number of Series D Warrants that directly corresponds with the dollar amount such investor invested in the Series D Stock and Series D Warrants. The Series D Warrants have a term of three years and an exercise price of $6.09.

         The exercise price of the Series D Warrants will be adjusted and the number of shares of Common Stock to be issued upon exercise of the Series D Warrants will be adjusted upon the occurrence of, among other things, the merger or sale of the Company, recapitalization, reorganization or reclassification of the Company's capital. In the event the Company issues shares of Common Stock at a price which is below the then market price
(excluding shares of Common Stock issuable upon conversion of Series D Convertible Preferred Stock), the exercise price shall be adjusted downward resulting in the issuance of additional shares of Common Stock upon exercise of the Series D Warrants.

         The following table describes the amount of shares of Common Stock for which the Series D Warrants are exercisable at various percentages of the market price as of November 15, 1999 and the percentages of the total outstanding Common Stock represented by such exercise of the Series D Warrants following such exercise and the conversion of the Series D Convertible Preferred Stock:


                                                                                Percentage of the Outstanding
                                                                               Common Stock represented by the
                                                                               Shares of Common Stock issuable
                                                                               upon exercise of the Series D
                                                                               Warrants following conversion of
                                                                               the Series D Convertible Preferred
                                                                               Stock (assuming the Series D
                                                                               Convertible Preferred Stock is
                                                 Number of Shares of           converted at $.50 per share) and
         Exercise price of the           Common Stock issuable upon exercise   exercise of the Series D
           Series D Warrants                   of the Series D Warrants        Warrants
        ----------------------           -----------------------------------   -----------------------------------
At the exercise price of $____ per
share                                                                                           %

At the exercise price of $____ per
share                                                                                           %

At the exercise price of $____ per
share                                                                                           %

At the exercise price of $____ per
share                                                                                           %

REASON FOR STOCKHOLDER APPROVAL

         Under the rules of the National Association of Securities Dealers, issuers whose securities are listed on the Nasdaq Small Cap Market, the exchange on which the Common Stock is listed, are required to obtain stockholder approval, prior to the issuance of securities in connection with a transaction other than a public offering involving:

          o the sale or issuance by the issuer of common stock (or securities convertible into or exercisable for common stock) at a price less than (i) the greater of book or (ii) market value of the stock, which together with sales by officers, directors or substantial stockholders of the company equals 20 % or more of common stock or 20 % or more of the voting power outstanding before the issuance; or

          o the sale or issuance by the Company of common stock (or securities convertible into or exercisable to purchase common stock) equal to 20% or more of the common stock or 20 % or more of the voting power outstanding before the issuance for less than (i) the greater of book value or (ii) market value of the stock.

         Based on the closing bid price per share of Common Stock on the Nasdaq SmallCap Market on November 15, 1999, and assuming that all of the Series D Convertible Preferred Stock and Series D Warrants were issued, the Common Stock issuable pursuant to the Series D Agreement would be more than 20 % of the shares of outstanding Common Stock as of March 10, 1999 (assuming, and after taking into account, the full conversion of the Series D Convertible Preferred Stock and the exercise of all of the Series D Warrants, issued pursuant to the
Series D  Agreement).  On a fully  diluted  basis,  the  Common  Stock  issuable pursuant to the full conversion and exercise of the Series D Convertible Preferred Stock and Series D Warrants at November 15, 1999 would be approximately ______ % of the Common Stock outstanding following such conversion and exercise. Accordingly, the full conversion and exercise of the Series D Convertible Preferred Stock and Series D Warrants into shares of Common Stock would result in substantial dilution to the interests of the holders of Common Stock.

         Therefore, the Board seeks stockholder approval of the Company's issuance of shares of Common Stock pursuant to the conversion or exercise, as applicable, of the Series D Convertible Preferred Stock and Series D Warrants which, if issued to the full extent, could potentially result in the Company issuing 20 % or more of the shares of Common Stock outstanding. Stockholders are being asked to approve only this proposed issuance and are not being asked to approve any other aspect of the proposed Series D Agreement.

REQUIRED VOTE

         A vote of the holders of a majority of the shares of Common Stock issued and outstanding, present in person or represented by Proxy at the Meeting and entitled to vote at the Meeting, is required to approve the issuance of the shares of Common Stock issuable pursuant to the conversion or exercise of the Series D Stock and Series D Warrants.

                        THE BOARD OF DIRECTORS RECOMMENDS
                               THAT YOU VOTE "FOR"
                           THE APPROVAL OF PROPOSAL 3.

                        --------------------------------
                                   PROPOSAL 4

                           APPROVAL OF THE 1999 STOCK
                                   OPTION PLAN
                        --------------------------------

         On ___________, 1999, the Board of Directors adopted, subject to stockholder approval at the Meeting, the Company's 1999 Stock Incentive Plan (the "1999 Plan"). The 1999 Plan is designed to provide an incentive to key employees (including directors and officers who are key employees), and to consultants and directors who are not employees of the Company and to offer an additional inducement in obtaining the services of such persons.

         The following summary of certain material features of the 1999 Plan does not purport to be complete and is qualified in its entirety by reference to the text of the 1999 Plan, a copy of which is set forth as Exhibit B to this Proxy Statement.

SHARES SUBJECT TO THE STOCK INCENTIVE PLAN AND ELIGIBILITY

         The 1999 Plan authorizes the issuance of stock appreciation rights ("SARs") and the grant of options and restricted stock related to a maximum of 3,000,000 shares of the Company's Common Stock (subject to adjustment as described below) to key employees (including officers and directors who are key employees), and to consultants and directors who are not employees of the Company. Upon expiration, cancellation, termination or forfeiture of stock grants or options, the shares of the Common Stock subject thereto will again be available for grant under the 1999 Plan.

TYPE OF AWARD

         The following awards ("Awards") may be granted under the 1999 Plan: stock options which are either incentive stock options ("ISOs"), within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonqualified stock options which do not qualify as ISOs ("NQSOs"), SARs and Common Stock which may be subject to contingencies or restrictions. ISOs, however, may only be granted to employees. The Company makes no representations or warranties as to the qualification of any option as an "incentive stock option" under the Code.

ADMINISTRATION

         The 1999 Plan will be administered by a committee of the Board of Directors consisting of at least two members of the Board (the "Committee"). Each member of the Committee is a "non-employee director" within the meaning of Rule 16b-3 (as the same may be in effect and interpreted from time to time, "Rule 16b-3") promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). It is also intended that each member of the Committee will be an "outside director" within the meaning of Section 162(m) of the Code. The members of the Committee shall be the members of the Compensation Committee, which currently consists of Dr. Steven A. Newman, Lt. Gen. Harry E. Soyster (Ret.) and Martin Eric Weisberg, Esq.

         Among other things, the Committee is empowered to determine, within the express limits contained in the 1999 Plan: the key employees, consultants and directors who shall be granted Awards; the type of Award to be granted; the times when an Award shall be granted; the number of shares of Common Stock to be subject to each Award; the term of each option and SAR; the date each option and SAR shall become exercisable; whether an option or SAR shall be exercisable in whole or in installments and, if in installments, the number of shares of Common Stock to be subject to each installment, whether the installments shall be cumulative, the date each installment shall become exercisable and the term of each installment; whether to accelerate the date of exercise of any option or SAR or installment thereof; whether shares of Common Stock may be issued upon the exercise of an option as partly paid and, if so, the dates when future installments of the exercise price shall become due and the amounts of such installments; the exercise price of each option and the base price of each SAR; the price, if any, to be paid for a share Award; the form of payment of the exercise price of an option; the form of payment upon exercise of an SAR; whether to restrict the sale or other disposition of a stock Award or the shares of Common Stock acquired upon the exercise of an option or SAR and, if so, to determine whether such contingencies and restrictions have been met and whether and under what conditions to waive any such contingency or restriction; whether and under what conditions to subject all or a portion of the grant or exercise of an option or SAR, the vesting of a stock Award or the shares acquired pursuant to the exercise of an option or SAR to the fulfillment of certain contingencies or restrictions, including without limitation, contingencies or restrictions relating to entering into a covenant not to compete, to financial objectives and/or to the period of continued employment of the Award holder, and to determine whether such contingencies or restrictions have been met; whether an Award holder is disabled; the amount, if any, necessary to satisfy the obligation to withhold taxes or other amounts; the fair market value of a share of Common Stock; with the consent of the Award holder, to cancel or modify an Award, pursuant to the terms of the Plan and the Code; to prescribe, amend and rescind rules and regulations relating to the Plan; and to approve any provision which under Rule 16b-3 requires the approval of the Board of Directors, a committee of non-employee directors or the stockholders to be exempt (unless otherwise specifically provided herein). The Committee is also authorized to prescribe, amend and rescind rules and regulations relating to the 1999 Plan and to make all other determinations necessary or advisable for administering the 1999 Plan and to construe each contract ("Contract") entered into by the Company with an Award holder under the 1999 Plan.

TERMS AND CONDITIONS OF OPTIONS

         Options granted under the 1999 Plan will be subject to, among other things, the following terms and conditions:

         (a) The exercise price of each option will be determined by the Committee; provided, however, that the exercise price of an ISO may not be less than the fair market value of the Common Stock on the date of grant (110% of such fair market value if the optionee owns (or is deemed to own) more than 10% of the voting power of the Company).

         (b) Options may be granted for terms determined by the Committee; provided, however, that the term of an ISO may not exceed 10 years (5 years if the optionee owns (or is deemed to own) more than 10% of the voting power of the Company).

         (c) The maximum number of shares of Common Stock for which options and SARs may be granted to an employee in any calendar year is 350,000. In addition, the aggregate fair market value of shares with respect to which ISOs may be granted to an employee which are exercisable for the first time during any calendar year may not exceed $100,000.

         (d) The exercise price of each option is payable in full upon exercise or, if the applicable Contract permits, in installments. Payment of the exercise price of an option may be made in cash, certified check or, if the applicable Contract permits, in shares of Common Stock or any combination thereof.

         (e) If eligible, an optionee who uses previously acquired shares of Common Stock to exercise a prior option granted under the Plan shall automatically be granted an option to purchase the same number of shares so used; provided, however, that the exercise price of the new option shall be the fair market value of the Common Stock on the date of grant of such new option; and further provided that if the prior option was an ISO and at the time the new option is granted, the option owns (or is deemed to own) more than 10% of the voting powe r of the Company, the exercise price of the new option shall be 110% of the fair market value of the Common Stock or the date of grant of such new option and its terms shall not exceed five years.

         (f) Options may not be transferred other than by will or by the laws of descent and distribution, and may be exercised during the optionee's lifetime only by him or her (or by his or her legal representative).

TERMS AND CONDITIONS OF SARS

         SARs may be granted by the Committee, in its sole discretion, to key employees (including officers and directors who are key employees), consultants to, and outside directors of the Company. An SAR entitles the holder to be paid upon exercise, in cash, check or by shares of Common Stock, as determined by the Committee, the excess (if any) of the fair market value of the shares of Common Stock on the date of exercise over the base price of such shares. If the Contract so provides, such amount may be multiplied by a performance factor which meets the requirements of the Code. The base price is determined by the Committee upon grant, but it may not be less than the fair market value of the Common Stock on the grant date. The term of any SAR is determined by the Committee, but may not exceed ten years.

RESTRICTED STOCK AWARDS

         The Committee may from time to time, in its sole discretion, grant shares of Common Stock to key employees (including officers and directors who are key employees) of, or consultants to, the Company, which may be subject to such contingencies and restrictions as set forth in the applicable Contract. Upon issuance of the shares, the Award holder is considered to be the record owner of the shares and, subject to the contingencies and restrictions set forth in the Award, has all the rights of a shareholder. The shares shall vest in the Award holder when all of the restrictions and contingencies lapse. Accordingly, the Committee may require that such shares be held by the Company, together with a stock power duly endorsed in blank by the Award holder, until the shares vest in the Award holder.

TERMINATION OF RELATIONSHIP

         Except as may otherwise be provided in the applicable Contract, if an Award holder's relationship with the Company as an employee or consultant is terminated for any reason (other than the death or disability of the Award holder), the option or SAR may be exercised, to the extent exercisable at the time of termination of such relationship, within three months thereafter, but in no event after the expiration of the term of the option or SAR. If an Award holder's relationship is terminated for any reason (including the death or disability of the Award holder), the Award shall cease any further vesting and the unvested portion shall be forfeited to the Company without consideration. If the relationship was terminated either for cause or without the consent of the Company, the option or SAR will terminate immediately. In the case of the death of a holder while an employee or consultant (or, generally, within three months after termination of such relationship, or within one year after termination of such relationship by reason of disability), except as otherwise provided in the Contract, his or her legal representative or beneficiary may exercise the option or SAR, to the extent exercisable on the date of death, within one year after such date, but in no event after the expiration of the term of the option or SAR. Except as may otherwise be provided in the applicable Contract, an optionee whose relationship with the Company was terminated by reason of his or her disability may exercise the option or SAR, to the extent exercisable at the time of such termination, within one year thereafter, but not after the expiration of the term of the option. The holder shall have no right to continue as an employee, consultant or director of the Company or interfere in any way with any right of the Company to terminate the holder's relationship to the Company at any time for any reason whatsoever without liability to the Company.

WITHHOLDING

         The Company may withhold cash and/or shares of Common Stock to be issued under an Award or upon exercise of an option or SAR, having an aggregate value equal to the amount which the Company determines is necessary to meet its obligations to withhold any federal, state and/or local taxes or other amounts incurred by reasons of the grant, vesting, exercise or disposition of an Award or the disposition of underlying shares of Common Stock. Alternatively, the Company may require the Award holder to pay the Company such amount, in cash, promptly upon demand.

ADJUSTMENT IN EVENT OF CAPITAL CHANGES

         Appropriate adjustments will be made in the number and kind of shares available under the 1999 Plan, in the number and kind of shares subject to each outstanding option or SAR and the exercise or base prices of such options or SARs, any contingency based on the number or kind of shares and the maximum number of options and SARs that may be granted to an employee in any calendar year, in the event of any change in the Common Stock by reason of any stock dividend, spinoff, split-up, combination, reclassification, recapitalization, merger in which the Company is the surviving corporation, exchange of shares or the like. In the event of (a) the liquidation or dissolution of the Company, or
(b) a merger in which the Company is not the surviving corporation or a consolidation, (c) any transaction (or series of related transactions) in which
(i) more than 50% of the outstanding Common Stock is transferred or exchanged for other consideration or (ii) shares of Common Stock in excess of the number of shares of Common Stock outstanding immediately preceding the transaction are issued (other than to stockholder of the Company with respect to their shares of stock in the Company), any outstanding options or SARs and unvested restricted stock awards shall terminate upon the earliest of any such event, unless other provision is made therefor on the transaction.

DURATION AND AMENDMENT OF THE 1999 PLAN

         No ISO may be granted under the 1999 Plan after  November  ____,  2009.
The Board of Directors may at any time terminate or amend the 1999 Plan; provided, however, that, without the approval of the Company's stockholders, no amendment may be made which would (a) except as a result of the anti-dilution adjustments described above, increase the maximum number of shares available for the grant of Awards or increase the maximum number of options or SARs that may be granted to an employee in any year, (b) change the eligibility requirements for persons who may receive Awards or (c) make any change for which applicable law, regulation, ruling or interpretation by the applicable governmental agency or regulatory authority requires stockholder approval. No termination or amendment may adversely affect the rights of an Award holder with respect to an outstanding Award without the holder's consent.

FEDERAL INCOME TAX TREATMENT

         The following is a general summary of the federal income tax consequences under current tax law of options, SARs and restricted stock. It does not purport to cover all of the special rules, including special rules relating to the exercise of an option with previously-acquired shares, or the state or local income or other tax consequences inherent in the grant, vesting or disposition of an Award or the ownership or disposition of the underlying shares of Common Stock.

         An optionee will not recognize taxable income for federal income tax purposes upon the grant of an option or SAR.

         Upon the exercise of a NQSO, the optionee will recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares acquired on the date of exercise over the exercise price thereof, and the Company will generally be entitled to a deduction for such amount at that time. If the optionee later sells shares acquired pursuant to the exercise of a NQSO, he or she will recognize long-term or short-term capital gain or loss, depending on the period for which the shares were held. Long-term capital gain is generally subject to more favorable tax treatment than ordinary income or short-term capital gain. Proposed legislation would treat long-term capital gain even more favorably. There can be no assurance, however, that such proposed legislation will be enacted.

         Upon the exercise of an ISO, the optionee will not recognize taxable income. If the optionee disposes of the shares acquired pursuant to the exercise of an ISO more than two years after the date of grant and more than one year after the transfer of the shares to him or her, the optionee will recognize long-term capital gain or loss and the Company will not be entitled to a deduction. However, if the optionee disposes of such shares within the required holding period, all or a portion of the gain will be treated as ordinary income and the Company will generally be entitled to deduct such amount.

         In addition to the federal income tax consequences described above, an optionee may be subject to the alternative minimum tax, which is payable to the extent it exceeds the optionee's regular tax. For this purpose, upon the exercise of an ISO, the excess of the fair market value of the shares over the exercise price therefor is an adjustment which increases alternative minimum taxable income. In addition, the optionee's basis in such shares is increased by such excess for purposes of computing the gain or loss on the disposition of the shares for alternative minimum tax purposes. If an optionee is required to pay an alternative minimum tax, the amount of such tax which is attributable to deferral preferences (including the ISO adjustment) is allowed as a credit against the optionee's regular tax liability in subsequent years. To the extent the credit is not used, it is carried forward.

         Upon the exercise of an SAR, the Award holder will recognize ordinary income in an amount equal to the amount payable by the Company upon such exercise, and the Company will generally be entitled to a deduction therefor.

         An employee, consultant or director who receives a grant of stock which is subject to a substantial risk of forfeiture will generally recognize ordinary income equal to the fair market value of the stock at the time the restriction lapses. Alternatively, the Award holder may elect to be taxed on the value of unrestricted stock at the time of grant. The Company is generally entitled to a deduction equal to the amount required to be included in income by the Award holder.

REQUIRED VOTE

         Approval of the 1999 Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock present, in person or by proxy, at the Meeting and entitled to vote on this proposal. If the 1999 Plan is not approved by Stockholders, the 1999 Plan will not be effective.

                THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR"
                           APPROVAL OF THE 1999 PLAN.

                         -----------------------------

                                   PROPOSAL 5

                       APPOINTMENT OF INDEPENDENT AUDITORS

                         ------------------------------

         PricewaterhouseCoopers LLP served as the Company's independent auditors for the fiscal year ended December 31, 1998. It is expected that Grant Thornton LLP will act in that capacity for the fiscal year ending December 31, 1999.

         As set forth in the Form 8-K filed by the Company with the SEC, on September 13, 1999 the Company dismissed PricewaterhouseCoopers LLP as its independent accountant. The decision to dismiss PricewaterhouseCoopers LLP was approved by the Company's Audit Committee and Board of Directors.

        PricewaterhouseCoopers LLP's reports on the Company's financial statements for the years ended December 31 1998 and 1997 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to audit scope or accounting principle. However, such reports contained an explanatory paragraph relating to the Company's ability to continue as a going concern.

        In connection with the audits of the financial statements of the Company for the years ended December 31, 1998 and 1997, and for the period from January 1, 1999 through September 13,1999, the Company had no disagreements with PricewaterhouseCoopers LLP on matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers, would have caused them to make reference to such disagreements in their report on the Company's financial statements for such years.

         During the years ended December 31, 1998 and 1997 and the period from January 1, 1999 through September 13, 1999, there have been no reportable events (as defined in Regulation S-K item 304(a)(i)(v)), except that the
PricewaterhouseCoopers LLP Report to the Audit Committee Regarding Recommendations to Management for the year ended December 31, 1998 included a material weakness related to the Company's policies and procedures for the recognition of revenue during the year ended December 31, 1998. In summary, the recommendation noted that during the fourth quarter of 1998, the Company recorded approximately $1,000,000 in revenue related to shipments to distributors. However, based upon further review of the terms and conditions in the underlying documents and further review of the accounting principles relating to revenue recognition for such shipments, the Company reversed approximately $700,000 of revenue in the fourth quarter on certain of these transactions. Revenue related to these units will be recognized when the units are paid for by the re-seller or sold by the re-seller to an end user. The Company has since revised its policies and procedures for the recognition of revenue in accordance with the recommendation of PricewaterhouseCoopers LLP and the Company's management is of the opinion that the material weakness noted by PricewaterhouseCoopers LLP has been corrected and that a material weakness no longer exists in this regard.

         The Company has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the statements contained above. A copy of that letter, dated September 17, 1999, has been filed as Exhibit 16 to the Form 8-K.

         The Company has engaged Grant Thornton LLP as its new independent accountant as of September 13, 1999. The decision to engage Grant Thornton LLP was approved by the Audit Committee and Board of Directors of the Company.

         It is proposed that the stockholders ratify the appointment by the Board of Directors of Grant Thornton LLP as independent auditors for the Company for the 1999 fiscal year. A representative of Grant Thornton LLP is expected to be present at the Meeting with the opportunity to make a statement if he desires to do so and to be available to respond to appropriate questions from shareholders.

         Approval by the stockholders of the appointment of independent auditors is not required but the Board deems it desirable to submit this matter to the stockholders. If a majority of the Common Stock present and entitled to vote at the meeting should not approve the selection of Grant Thornton LLP, the selection of independent auditors will be reconsidered by the Board of Directors.

                        THE BOARD OF DIRECTORS RECOMMENDS
             THAT YOU VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT
                        OF PRICEWATERHOUSECOOPERS LLP AS
                       INDEPENDENT AUDITORS OF THE COMPANY


                              STOCKHOLDER PROPOSALS

         Any stockholder proposal intended to be included in the Company's proxy statement and form of proxy for presentation at the 2000 Annual Meeting of Stockholders (the "2000 Meeting") pursuant to Rule 14a-8 ("Rule 14a-8"), as promulgated under the Exchange Act, must be received by the Company not later than ____________, 2000. As to any proposals submitted for presentation at the 2000 Meeting outside the processes of Rule 14a-8, the proxies named in the form of proxy for the 2000 Meeting will be entitled to exercise discretionary authority on that proposal unless the Company receives notice of the matter on or before _____________, 2000. However, even if such notice is timely received, such proxies nevertheless may be entitled to exercise discretionary authority on that matter to the extent permitted by Securities and Exchange Commission regulations.

         Any stockholder proposals, as well as any questions relating thereto, should be directed to the Secretary of the Company at 12701 Fair Lakes Circle, Fairfax, Virginia 22033.

                                  OTHER MATTERS

         Management does not intend to bring before the Meeting any matters other than those specifically described above and knows of no matters other than the foregoing to come before the Meeting. If any other matters or motions properly come before the Meeting, it is the intention of the persons named in the accompanying Proxy to vote such Proxy in accordance with their judgment on such matters or motions, including any matters dealing with the conduct of the Meeting.

                              By Order of the Board of Directors

                              Martin Eric Weisberg
                              SECRETARY



________________________, 1999

                                                                       EXHIBIT A

               FORM OF PROPOSED AMENDMENT TO ARTICLE FOURTH TO THE
                     COMPANY'S CERTIFICATE OF INCORPORATION

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                              XYBERNAUT CORPORATION


         It is hereby certified that:

         1. The name of the corporation is Xybernaut Corporation (hereinafter called the "Corporation").

         2. The Certificate of Incorporation of the Corporation (the "Certificate of Incorporation") is hereby amended by striking out section A. of Article FOURTH thereof and by substituting in lieu of said section the following new section A.:

               "A. The aggregate number of shares which the Corporation shall have authority to issue is 86,000,000 of which 6,000,000 shares of the par value of $.01 shall be designated Preferred Shares and 80,000,000 shares of the par value of $.01 shall be designated Common Shares."

         3. The amendment of the Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.


Dated: December __, 1999

                                             -----------------------------------
                                             Edward G. Newman, President

                                                                      EXHIBIT B


                       PROPOSED 1999 STOCK INCENTIVE PLAN

                                       OF

                              XYBERNAUT CORPORATION

         1. PURPOSES OF THE PLAN. This stock incentive plan (the "Plan") is designed to provide an incentive to key employees (including directors and officers who are key employees) and to consultants and directors who are not employees of XYBERNAUT CORPORATION, a Delaware corporation (the "Company"), or any of its Subsidiaries (as defined in Paragraph 18), and to offer an additional inducement in obtaining the services of such persons. The Plan provides for the grant of "incentive stock options" ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), nonqualified stock options which do not qualify as ISOs ("NQSOs"), stock appreciation rights ("SARs") and stock of the Company which may be subject to contingencies or restrictions (collectively, "Awards"). The Company makes no representation or warranty, express or implied, as to the qualification of any option as an "incentive stock option" under the Code.

         2. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Paragraph 11, the aggregate number of shares of Common Stock, $.01 par value per share, of the Company ("Common Stock") for which Awards may be granted under the Plan shall not exceed 3,000,000. Such shares of Common Stock may, in the discretion of the Board of Directors of the Company (the "Board of Directors"), consist either in whole or in part of authorized but unissued shares of Common Stock or shares of Common Stock held in the treasury of the Company. Subject to the provisions of Paragraph 12, any shares of Common Stock subject to an option or SAR which for any reason expires, is canceled or is terminated unexercised or which ceases for any reason to be exercisable or a restricted stock Award which for any reason is forfeited, shall again become available for the granting of Awards under the Plan. The Company shall at all times during the term of the Plan reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of the Plan.

         3. ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Board of Directors or a committee of the Board of Directors consisting of not less than two directors, each of whom shall be a "non-employee director" within the meaning of Rule 16b-3 (as defined in Paragraph 18) (collectively, the "Committee"). Unless otherwise provided in the By-laws of the Company or by resolution of the Board of Directors, a majority of the members of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, and any acts approved in writing by all members without a meeting, shall be the acts of the Committee.

         Subject to the express provisions of the Plan, the Committee shall have the authority, in its sole discretion, to determine: the key employees, consultants and directors who shall be granted Awards; the type of Award to be granted; the times when an Award shall be granted; the number of shares of Common Stock to be subject to each Award; the term of each option and SAR; the date each option and SAR shall become exercisable; whether an option or SAR shall be exercisable in whole or in installments and, if in installments, the number of shares of Common Stock to be subject to each installment, whether the installments shall be cumulative, the date each installment shall become exercisable and the term of each installment; whether to accelerate the date of exercise of any option or SAR or installment thereof; whether shares of Common Stock may be issued upon the exercise of an option as partly paid and, if so, the dates when future installments of the exercise price shall become due and the amounts of such installments; the exercise price of each option and the base price of each SAR; the price, if any, to be paid for a share Award; the form of payment of the exercise price of an option; the form of payment upon exercise of an SAR; whether to restrict the sale or other disposition of a stock Award or the shares of Common Stock acquired upon the exercise of an option or SAR and, if so, to determine whether such contingencies and restrictions have been met and whether and under what conditions to waive any such contingency or restriction; whether and under what conditions to subject all or a portion of the grant or exercise of an option or SAR, the vesting of a stock Award or the shares acquired pursuant to the exercise of an option or SAR to the fulfillment of certain contingencies or restrictions as specified in the contract referred to in Paragraph 10 hereof (the "Contract"), including without limitation, contingencies or restrictions relating to entering into a covenant not to compete with the Company, any of its Subsidiaries or a Parent (as defined in Paragraph 18), to financial objectives for the Company, any of its Subsidiaries or a Parent, a division of any of the foregoing, a product line or other category, and/or to the period of continued employment of the Award holder with the Company, any of its Subsidiaries or a Parent, and to determine whether such contingencies or restrictions have been met; whether an Award holder is Disabled (as defined in Paragraph 18); the amount, if any, necessary to satisfy the obligation of the Company, a Subsidiary or Parent to withhold taxes or other amounts; the Fair Market Value (as defined in Paragraph 18) of a share of Common Stock; to construe the respective Contracts and the Plan; with the consent of the Award holder, to cancel or modify an Award, provided, that the modified provision is permitted to be included in an Award granted under the Plan on the date of the modification, and further, provided, that in the case of a modification (within the meaning of Section 424(h) of the Code) of an ISO, such Award as modified would be permitted to be granted on the date of such modification under the terms of the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to approve any provision which under Rule 16b-3 requires the approval of the Board of Directors, a committee of non-employee directors or the stockholders to be exempt (unless otherwise specifically provided herein); and to make all other determinations necessary or advisable for administering the Plan. Any controversy or claim arising out of or relating to the Plan, any Award granted under the Plan or any Contract shall be determined unilaterally by the Committee in its sole discretion. The determinations of the Committee on the matters referred to in this Paragraph 3 shall be conclusive and binding on the parties. No member or former member of the Committee shall be liable for any action, failure to act or determination made in good faith with respect to the Plan or any Award or Contract hereunder.

         4. OPTIONS

         (a) GRANT. The Committee may from time to time, consistent with the purposes of the Plan, grant options to such key employees (including officers and directors who are key employees) of, and consultants to, the Company or any of its Subsidiaries, and such Outside Directors, as the Committee may determine, in its sole discretion. Such options granted shall cover such number of shares of Common Stock as the Committee may determine, in its sole discretion, as set forth in the applicable Contract; provided, however, that the maximum number of shares subject to options or SARs that may be granted to any employee during any calendar year under the Plan (the "162(m) Maximum") shall be 350,000 shares; and further, provided, that the aggregate Fair Market Value (determined at the time the option is granted) of the shares of Common Stock for which any eligible employee may be granted ISOs under the Plan or any other plan of the Company, of any of its Subsidiaries or of a Parent, which are exercisable for the first time by such optionee during any calendar year shall not exceed $100,000. Such ISO limitation shall be applied by taking ISOs into account in the order in which they were granted. Any option granted in excess of such ISO limitation amount shall be treated as a NQSO to the extent of such excess.

         (b) EXERCISE PRICE. The exercise price of the shares of Common Stock under each option shall be determined by the Committee, in its sole discretion, as set forth in the applicable Contract; provided, however, that the exercise price per share of an ISO shall not be less than the Fair Market Value of a share of Common Stock on the date of grant; and further, provided, that if, at the time an ISO is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the exercise price per share of such ISO shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date of grant.

         (c) TERM. The term of each option granted pursuant to the Plan shall be determined by the Committee, in its sole discretion, as set forth in the applicable Contract; provided, however, that the term of each ISO shall not exceed 10 years from the date of grant thereof; and further, provided, that if, at the time an ISO is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the term of the ISO shall not exceed five years from the date of grant. Options shall be subject to earlier termination as hereinafter provided.

         (d) EXERCISE. An option (or any part or installment thereof), to the extent then exercisable, shall be exercised by giving written notice to the Company at its then principal office stating which option is being exercised, specifying the number of shares of Common Stock as to which such option is being exercised and accompanied by payment in full of the aggregate exercise price therefor (or the amount due upon exercise if the Contract permits installment payments) (a) in cash or by certified check or (b) if the applicable Contract permits, with previously acquired shares of Common Stock having an aggregate Fair Market Value on the date of exercise equal to the aggregate exercise price of all options being exercised, or with any combination of cash, certified check or shares of Common Stock having such value. The Company shall not be required to issue any shares of Common Stock pursuant to any such option until all required payments, including any required withholding, have been made.

         The Committee may, in its sole discretion, permit payment of all or a portion of the exercise price of an option by delivery by the optionee of a properly executed notice, together with a copy of his irrevocable instructions to a broker acceptable to the Committee to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay such exercise price. In connection therewith, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

         An optionee entitled to receive Common Stock upon the exercise of an option shall not have the rights of a stockholder with respect to such shares of Common Stock until the date of issuance of a stock certificate for such shares or, in the case of uncertificated shares, until an entry is made on the books of the Company's transfer agent representing such shares; provided, however, that until such stock certificate is issued or book entry is made, any optionee using previously acquired shares of Common Stock in payment of an option exercise price shall continue to have the rights of a stockholder with respect to such previously acquired shares.

         In no case may an option be exercised with respect to a fraction of a share of Common Stock. In no case may a fraction of a share of Common Stock be purchased or issued under the Plan.

         (e) RELOAD OPTIONS. An optionee who, at a time when he is eligible to be granted options under the Plan, uses previously acquired shares of Common Stock to exercise an option granted under the Plan (the "prior option"), shall, upon such exercise, be automatically granted an option (the "reload option") to purchase the same number of shares of Common Stock so used (or if there is not a sufficient number of shares available for grant under the Plan remaining, such number of shares as are then available). Such reload options shall be of the same type and have the same terms as the prior option (except to the extent inconsistent with the terms of the Plan); provided, however, that the exercise price per share of the reload option shall be equal to the Fair Market Value of a share of Common Stock on the date of grant of the reload option, and further, provided, that if the prior option was an ISO and at the time the reload option is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the exercise price per share shall be equal to 110% of the Fair Market Value of a share of Common Stock on the date of grant and the term of such option shall not exceed five years.

         5. STOCK APPRECIATION RIGHTS.

         (a) GRANT. The Committee may from time to time, consistent with the purposes of the Plan, grant SARs to such key employees (including officers and directors who are key employees) of, and consultants to, the Company or any of its Subsidiaries, and such Outside Directors, as the Committee may determine in its sole discretion. An SAR shall entitle the holder thereof to be paid, promptly after exercise, in cash, by check or with shares of Common Stock having an aggregate Fair Market Value on the date of exercise or any combination thereof, as determined by the Committee, in its sole discretion, an amount equal to the excess, if any, of the Fair Market Value on the exercise date of the shares of Common Stock as to which the SAR is exercised over the base price of such shares. The Contract may (but shall not be required to) provide for such amount to be multiplied by a performance factor as set forth in the Contract; provided, however, that such performance factor shall meet the requirements for "qualified performance-based compensation" within the meaning of Section 162(m) of the Code.

         (b) BASE PRICE. The base price of the shares of Common Stock subject to each SAR shall be determined by the Committee in its sole discretion; provided, however, that the base price per share shall not be less than the Fair Market Value of a share of Common Stock on the date of grant.

         (c) TERM. The term of each SAR granted pursuant to the Plan shall be determined by the Committee, in its sole discretion, as set forth in the applicable Contract; provided, however, that the term of each SAR shall not exceed 10 years from the date of grant. SARs shall be subject to earlier termination as provided in the Plan.

         (d) EXERCISE. An SAR (or any part or installment thereof), to the extent then exercisable, shall be exercised by giving written notice to the Company at its then principle office stating which SAR is being exercised and specifying the number of shares of Common Stock as to which such SAR is being exercised.

         The holder of an SAR who receives shares of Common Stock upon the exercise of an SAR shall not have the rights of a stockholder with respect to such shares of Common Stock until the date of issuance of a stock certificate for such shares or, in the case of uncertificated shares, until an entry is made on the books of the Company's transfer agent representing such shares.

         In no case may an SAR be exercised with respect to a fraction of a share of Common Stock.

         6. RESTRICTED STOCK. The Committee may from time, consistent with the purposes of the Plan, grant shares of Common Stock to such key employees (including officers and directors who are key employees) of, or consultants to, the Company or any of its Subsidiaries, as the Committee may determine, in its sole discretion. The grant may cover such number of shares as the Committee may determine, in its sole discretion, and require the Award holder to pay such price per share therefor, if any, as the Committee may determine, in its sole discretion. Such shares may be subject to such contingencies and restrictions as the Committee may determine, as set forth in the Contract. Upon the issuance of the stock certificate for a share Award, or in the case of uncertificated shares, the entry on the books of the Company's transfer
agent   representing   such  shares,   notwithstanding   any   contingencies  or
restrictions to which the shares are subject, the Award holder shall be considered to be the record owner of the shares, and subject to the contingencies and restrictions set forth in the Award, shall have all rights of a stockholder of record with respect to such shares, including the right to vote and to receive distributions. Upon the occurrence of any such contingency or restriction, the Award holder may be required to forfeit all or a portion of such shares back to the Company. The shares shall vest in the Award holder when all of the restrictions and contingencies lapse. Accordingly, the Committee may require that such shares be held by the Company, together with a stock power duly endorsed in blank by the Award holder, until the shares vest in the Award holder.

         7. TERMINATION OF RELATIONSHIP. Except as may otherwise be expressly provided in the applicable Contract, if an Award holder's relationship with the Company, its Subsidiaries and Parent as an employee or a consultant has terminated for any reason (other than as a result of his death or Disability), the Award holder may exercise the options and SARs granted to him as an employee of, or consultant to, the Company or any of its Subsidiaries, to the extent exercisable on the date of such termination, at any time within three months after the date of termination, but not thereafter and in no event after the date the Award would otherwise have expired; provided, however, that if such relationship is terminated either (a) for Cause (as defined in Paragraph 18), or
(b) without the consent of the Company, such option shall terminate immediately.

         For the purposes of the Plan, an employment relationship shall be deemed to exist between an individual and the Company, any of its Subsidiaries or a Parent if, at the time of the determination, the individual was an employee of such corporation for purposes of Section 422(a) of the Code. As a result, an individual on military, sick leave or other bona fide leave of absence shall continue to be considered an employee for purposes of the Plan during such leave if the period of the leave does not exceed 90 days, or, if longer, so long as the individual's right to reemployment with the Company, any of its Subsidiaries or a Parent is guaranteed either by statute or by contract. If the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

         Except as may otherwise be expressly provided in the applicable Contract, options and SARs granted under the Plan shall not be affected by any change in the status of the Award holder so long as he continues to be an employee of, or a consultant to, the Company, or any of its Subsidiaries or a Parent (regardless of having changed from one to the other or having been transferred from one corporation to another).

         Except as may otherwise be expressly provided in the applicable Contract, if an Award holder's relationship with the Company as an Outside Director ceases for any reason (other than as a result of his death or Disability) then options and SARs granted to such holder as an Outside Director may be exercised, to the extent exercisable on the date of such termination, at any time within three months after the date of termination, but not thereafter and in no event after the date the Award would otherwise have expired; provided, however, that if such relationship is terminated for Cause, such Award shall terminate immediately. An Award granted to an Outside Director, however, shall not be affected by the Award holder becoming an employee of, or consultant to, the Company, any of its Subsidiaries or a Parent.

         Except as may otherwise be expressly provided in the Contract, upon the termination of the relationship of an Award holder as an employee of, or consultant to, the Company, and its Subsidiaries and Parent, or as an Outside Director, for any reason (including his death or Disability), the share Award shall cease any further vesting and the unvested portion of such Award as of the date of such termination shall be forfeited to the Company for no consideration.

         Nothing in the Plan or in any Award granted under the Plan shall confer on any Award holder any right to continue in the employ of, or as a consultant to, the Company, any of its Subsidiaries or a Parent, or as a director of the Company, or interfere in any way with any right of the Company, any of its Subsidiaries or a Parent to terminate the Award holder's relationship at any time for any reason whatsoever without liability to the Company, any of its Subsidiaries or a Parent.

         8. DEATH OR DISABILITY. Except as may otherwise be expressly provided in the applicable Contract, if an Award holder dies (a) while he is an employee of, or consultant to, the Company, any of its Subsidiaries or a Parent, (b) within three months after the termination of such relationship (unless such termination was for Cause or without the consent of the Company) or (c) within one year following the termination of such relationship by reason of his Disability, the options and SARs that were granted to him as an employee of, or consultant to, the Company or any of its Subsidiaries, may be exercised, to the extent exercisable on the date of his death, by his Legal Representative (as defined in Paragraph 18) at any time within one year after death, but not thereafter and in no event after the date the option would otherwise have expired.

         Except as may otherwise be expressly provided in the applicable Contract, if an Award holder's relationship as an employee of, or consultant to, the Company, any of its Subsidiaries or a Parent has terminated by reason of his Disability, the options and SARs that were granted to him as an employee of, or consultant to the Company or any of its Subsidiaries may be exercised, to the extent exercisable upon the effective date of such termination, at any time within one year after such date, but not thereafter and in no event after the date the option would otherwise have expired.

         Except as may otherwise be expressly provided in the applicable Contract, if an Award holder's relationship as an Outside Director terminates as a result of his death or Disability, the options and SARs granted to him as an Outside Director may be exercised, to the extent exercisable on the date of such termination, at any time within one year after the date of termination, but not thereafter and in no event after the date the Award would otherwise have expired. In the case of the death of the Award holder, the Award may be exercised by his Legal Representative.

         9. COMPLIANCE WITH SECURITIES LAWS. It is a condition to the issuance of any share Award and exercise of any option or SAR that either (a) a Registration Statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the shares of Common Stock to be issued upon such grant or exercise shall be effective and current at the time of exercise, or (b) there is an exemption from registration under the Securities Act for the issuance of the shares of Common Stock upon such exercise. Nothing herein shall be construed as requiring the Company to register shares subject to any Award under the Securities Act or to keep any Registration Statement effective or current.

         The Committee may require, in its sole discretion, as a condition to the receipt of an Award or the exercise of any option or SAR that the Award holder execute and deliver to the Company his representations and warranties, in form, substance and scope satisfactory to the Committee, which the Committee determines are necessary or convenient to facilitate the perfection of an exemption from the registration requirements of the Securities Act, applicable state securities laws or other legal requirement, including, without limitation, that (a) the shares of Common Stock to be received under the Award or issued upon the exercise of the option or SAR are being acquired by the Award holder for his own account, for investment only and not with a view to the resale or distribution thereof, and (b) any subsequent resale or distribution of shares of Common Stock by such Award holder will be made only pursuant to (i) a Registration Statement under the Securities Act which is effective and current with respect to the shares of Common Stock being sold, or (ii) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption, the Award holder shall prior to any offer of sale or sale of such shares of Common Stock provide the Company with a favorable written opinion of counsel satisfactory to the Company, in form, substance and scope satisfactory to the Company, as to the applicability of such exemption to the proposed sale or distribution.

         In addition, if at any time the Committee shall determine, in its sole discretion, that the listing or qualification of the shares of Common Stock subject to any Award or option on any securities exchange, Nasdaq or under any applicable law, or the consent or approval of any governmental agency or regulatory body, is necessary or desirable as a condition to, or in connection with, the granting of an Award or the issuing of shares of Common Stock thereunder, such Award may not be granted and such option or SAR may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

         10. AWARD CONTRACTS. Each Award shall be evidenced by an appropriate Contract which shall be duly executed by the Company and the Award holder, and shall contain such terms, provisions and conditions not inconsistent herewith as may be determined by the Committee. The terms of each Award and Contract need not be identical.

         11. ADJUSTMENTS UPON CHANGES IN COMMON STOCK. Notwithstanding any other provision of the Plan, in the event of a stock dividend, recapitalization, merger in which the Company is the surviving corporation, spin-off, split-up, combination or exchange of shares or the like which results in a change in the number or kind of shares of Common Stock which is outstanding immediately prior to such event, the aggregate number and kind of shares subject to the Plan, the aggregate number and kind of shares subject to each outstanding Award, the exercise price of each option, the base price of each SAR, any contingencies and restrictions based on the number or kind of shares, and the 162(m) Maximum shall be appropriately adjusted by the Board of Directors, whose determination shall be conclusive and binding on all parties. Such adjustment may provide for the elimination of fractional shares which might otherwise be subject to Awards without payment therefor.

         In the event of (a) the liquidation or dissolution of the Company, (b) a merger in which the Company is not the surviving corporation or a consolidation, or (c) any transaction (or series of related transactions) in which (i) more than 50% of the outstanding Common Stock is transferred or exchanged for other consideration or (ii) shares of Common Stock in excess of the number of shares of Common Stock outstanding immediately preceding the transaction are issued (other than to stockholder of the Company with respect to their shares of stock in the Company) any outstanding options, SARs or unvested stock shall terminate upon the earliest of any such event, unless other provision is made therefor in the transaction.

         12. AMENDMENTS AND TERMINATION OF THE PLAN. The Plan was adopted by the Board of Directors on November __, 1999. No ISO may be granted under the Plan after November __, 2009. The Board of Directors, without further approval of the Company's stockholders, may at any time suspend or terminate the Plan, in whole or in part, or amend it from time to time in such respects as it may deem advisable, including, without limitation, in order that ISOs granted hereunder meet the requirements for "incentive stock options" under the Code, to comply with the provisions of Rule 16b-3, Section 162(m) of the Code, or any change in applicable law, regulations, rulings or interpretations of any governmental agency or regulatory body; provided, however, that no amendment shall be effective without the requisite prior or subsequent stockholder approval which would (a) except as contemplated in Paragraph 11, increase the maximum number of shares of Common Stock for which Awards may be granted under the Plan or the
162(m) Maximum, (b) change the eligibility requirements to receive Awards hereunder, or (c) make any change for which applicable law, regulation, ruling or interpretation by the applicable governmental agency or regulatory authority requires stockholder approval. No termination, suspension or amendment of the Plan shall adversely affect the rights of any Award holder under an Award without his prior consent. The power of the Committee to construe and administer any Awards granted under the Plan prior to the termination or suspension of the Plan nevertheless shall continue after such termination or during such suspension.

         13. NON-TRANSFERABILITY. No option or SAR granted under the Plan shall be transferable otherwise than by will or the laws of descent and distribution, and options and SARs may be exercised, during the lifetime of the Award holder, only by him or his Legal Representatives. Except as may otherwise be expressly provided in the Contract, a stock Award, to the extent not vested, shall not be transferable otherwise than by will or the laws of descent and distribution. Except to the extent provided above, Awards may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process, and any such attempted assignment, transfer, pledge, hypothecation or disposition shall be null and void ab initio and of no force or effect.

         14. WITHHOLDING TAXES. The Company, a Subsidiary or Parent may withhold
(a) cash or (b) with the consent of the Committee, shares of Common Stock to be issued under a stock Award or upon exercise of an option or SAR having an aggregate Fair Market Value on the relevant date, or a combination of cash and shares having such value, in an amount equal to the amount which the Committee determines is necessary to satisfy the obligation of the Company, any of its Subsidiaries or a Parent to withhold federal, state and local taxes or other amounts incurred by reason of the grant, vesting, exercise or disposition of an Award, or the disposition of the underlying shares of Common Stock. Alternatively, the Company may require the holder to pay to the Company such amount, in cash, promptly upon demand.

         15. LEGENDS; PAYMENT OF EXPENSES. The Company may endorse such legend or legends upon the certificates for shares of Common Stock issued under a stock Award or upon exercise of an option or SAR under the Plan and may issue such "stop transfer" instructions to its transfer agent in respect of such shares as it determines, in its discretion, to be necessary or appropriate to (a) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act and any applicable state securities laws, (b) implement the provisions of the Plan or any agreement between the Company and the Award holder with respect to such shares of Common Stock, or (c) permit the Company to determine the occurrence of a "disqualifying disposition," as described in
Section 421(b) of the Code, of the shares of Common Stock issued or transferred upon the exercise of an ISO granted under the Plan.

         The Company shall pay all issuance taxes with respect to the issuance of shares of Common Stock under a stock Award or upon the exercise of an option or SAR granted under the Plan, as well as all fees and expenses incurred by the Company in connection with such issuance.

         16. USE OF PROCEEDS. The cash proceeds received upon the exercise of an option, or grant of a stock Award under the Plan shall be added to the general funds of the Company and used for such corporate purposes as the Board of Directors may determine.

         17. SUBSTITUTIONS AND ASSUMPTIONS OF AWARDS OF CERTAIN CONSTITUENT CORPORATIONS. Anything in this Plan to the contrary notwithstanding, the Board of Directors may, without further approval by the stockholders, substitute new Awards for prior options, SARs or restricted stock of a Constituent Corporation (as defined in Paragraph 18) or assume the prior options or restricted stock of such Constituent Corporation.

         18. DEFINITIONS. For purposes of the Plan, the following terms shall be defined as set forth below:

         (a) "Cause" shall mean (i) in the case of an employee or consultant, if there is a written employment or consulting agreement between the Award holder and the Company, any of its Subsidiaries or a Parent which defines termination of such relationship for cause, cause as defined in such agreement, and (ii) in all other cases, cause as defined by applicable state law.

         (b) "Constituent Corporation" shall mean any corporation which engages with the Company, any of its Subsidiaries or a Parent in a transaction to which
Section 424(a) of the Code applies (or would apply if the option assumed or substituted were an ISO), or any Subsidiary or Parent of such corporation.

         (c) "Disability" shall mean a permanent and total disability within the meaning of Section 22(e)(3) of the Code.

         (d) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         (e) "Fair Market Value" of a share of Common Stock on any day shall mean (i) if the principal market for the Common Stock is a national securities exchange, the average of the highest and lowest sales prices per share of Common Stock on such day as reported by such exchange or on a composite tape reflecting transactions on such exchange, (ii) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is quoted on Nasdaq, and (A) if actual sales price information is available with respect to the Common Stock, the average of the highest and lowest sales prices per share of Common Stock on such day on Nasdaq, or (B) if such information is not available, the average of the highest bid and lowest asked prices per share of Common Stock on such day on Nasdaq, or (iii) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is not quoted on Nasdaq, the average of the highest bid and lowest asked prices per share of Common Stock on such day as reported on the OTC Bulletin Board Service or by National Quotation Bureau, Incorporated or a comparable service; provided, however, that if clauses (i), (ii) and (iii) of this subparagraph are all inapplicable, or if no trades have been made or no quotes are available for such day, the Fair Market Value of a share of Common Stock shall be determined by the Board of Directors by any method consistent with applicable regulations adopted by the Treasury Department relating to stock options.

         (f) "Legal Representative" shall mean the executor, administrator or other person who at the time is entitled by law to exercise the rights of a deceased or incapacitated optionee with respect to an option granted under the Plan.

         (g) "Nasdaq" shall mean the Nasdaq Stock Market.

         (h) "Outside Director" shall mean a person who is a director of the Company, but on the date of grant is not an employee of, or consultant to, the Company, any of its Subsidiaries or a Parent.

         (i) "Parent" shall have the same definition as "parent  corporation" in
Section 424(e) of the Code.

         (j) "Rule 16b-3" shall mean Rule 16b-3 promulgated under the Exchange Act, as the same may be in effect and interpreted from time to time.

         (k)  "Subsidiary"   shall  have  the  same  definition  as  "subsidiary
corporation" in Section 424(f) of the Code.

         19. GOVERNING LAW; CONSTRUCTION. The Plan, the Awards and Contracts hereunder and all related matters shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to conflict of law provisions that would defer to the substantive laws of another jurisdiction.

         Neither the Plan nor any Contract shall be construed or interpreted with any presumption against the Company by reason of the Company causing the
Plan or Contract to be drafted. Whenever from the context it appears appropriate, any term stated in either the singular or plural shall include the singular and plural, and any term stated in the masculine, feminine or neuter gender shall include the masculine, feminine and neuter.

         20. PARTIAL INVALIDITY. The invalidity, illegality or unenforceability of any provision in the Plan, any Award or Contract shall not affect the validity, legality or enforceability of any other provision, all of which shall be valid, legal and enforceable to the fullest extent permitted by applicable law.

         21. STOCKHOLDER APPROVAL. The Plan shall be subject to approval by a majority of the votes present in person or by proxy and entitled to vote hereon at the next duly held meeting of the Company's stockholders at which a quorum is present. No Award granted hereunder may vest or be exercised prior to such approval; provided, however, that the date of grant of any Award shall be determined as if the Plan had not been subject to such approval. Notwithstanding the foregoing, if the Plan is not approved by a vote of the stockholders of the Company on or before December 21, 1999, the Plan and any Awards granted hereunder shall terminate.

PROXY                                                                      PROXY
-----                                                                      -----


                              XYBERNAUT CORPORATION

                 (SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS)

         The undersigned holder of Common Stock of XYBERNAUT CORPORATION, revoking all proxies heretofore given, hereby constitutes and appoints Edward G. Newman, Steven A. Newman and Martin E. Weisberg and each of them, Proxies, with full power of substitution, for the undersigned and in the name, place and stead of the undersigned, to vote all of the undersigned's shares of said stock, according to the number of votes and with all the powers the undersigned would possess if personally present, at the Annual Meeting of Stockholders of XYBERNAUT CORPORATION, to be held at the Holiday Inn Fair Oaks, 11787 Lee Jackson Memorial Highway, Fairfax, Virginia 22033 on Tuesday, December 21, 1999, at 10:00 A.M., and at any adjournments or postponements thereof.

         The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement relating to the meeting and hereby revokes any proxy or proxies heretofore given.

         Each properly executed Proxy will be voted in accordance with the specifications made on the reverse side of this Proxy and in the discretion of the Proxies on any other matter that may properly come before the meeting. Where no choice is specified, this Proxy will be voted FOR all listed nominees to serve as directors and FOR Proposals 2 through 6.

            PLEASE MARK, DATE AND SIGN THIS PROXY ON THE REVERSE SIDE

__________________     _______________          PLEASE MARK YOUR CHOICE LIKE
  ACCOUNT NUMBER            COMMON               THIS IN BLUE OR BLACK INK:  |X|

                                    Will attend the meeting   |_|

                THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL
                  LISTED NOMINEES AND FOR PROPOSALS 2 THROUGH 6

(1)  Election of four directors

          Class II
          --------

     Nominees:  Eugene J. Amobi
                Phillip E. Pearce
                Lt. Gen. Harry E. Soyster (Ret.)
                Dr. Edwin Vogt

              FOR all nominees listed             WITHHOLD AUTHORITY to vote
        (EXCEPT AS MARKED TO THE CONTRARY)       for all listed nominees above
                        |_|                                   |_|

(Instruction: To withhold authority to vote for any individual nominee, circle that nominee's name in the list provided above.)

(2)     Amending the Certificate of  Incorporation to               FOR      AGAINST     ABSTAIN
        increase   the   number  of authorized
        common  stock,  par value  $.01 per share, of
        the Company from 40,000,000 to 80,000,000 shares.           [_]        [_]         [_]

(3)     The  issuance  of all  shares  of  Common  Stock
        which the  Company  would be  entitled to issue
        upon  conversion  of  the  Company's  Series  D
        Convertible Preferred Stock.                                [_]        [_]         [_]

(4)     The Company's 1999 Stock Incentive  Plan,  which
        provides for up to  3,000,000  shares of Common
        Stock   to  be   issued   to   key   employees,
        consultants and directors of the Company.                   [_]        [_]         [_]

(5)     Ratifying the  appointment of Grant Thornton LLP
        as  independent  auditors  for the 1999  fiscal
        year.                                                       [_]        [_]         [_]

(6)     In their discretion, the Proxies are authorized
        to vote upon such other business as may properly
        come before the Annual Meeting.                             [_]        [_]         [_]

                                       Dated  ___________________________, 1999
                                                       Signature(s)

                                       _________________________________________

                                       _________________________________________
                                                       (Signatures)
                                       (Signatures  should  conform to  names as
                                       registered.  For jointly  owned   shares,
                                       each owner should sign.  When  signing as
                                       attorney,    executor,     administrator,
                                       trustee,   guardian   or   officer  of  a
                                       corporation,  please give full title.)


                 PLEASE MARK AND SIGN ABOVE AND RETURN PROMPTLY


                                      P-2